UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2018

Date of reporting period: October 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.17

SEMI-ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 18, 2017

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the semi-annual reporting period ended October 31, 2017. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB CORPORATE INCOME SHARES[1]	3.10%	3.26%
Bloomberg Barclays US Credit Bond Index	3.05%	3.18%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended October 31, 2017, by 0.00% and 0.01%, respectively.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Credit Bond Index, for the six- and 12-month periods ended October 31, 2017.

During the six-month period, the Fund outperformed the benchmark. Security selection drove the outperformance relative to the benchmark, as gains from selections within the banking sector more than offset negative returns from selections in media. Yield-curve positioning was also positive, helped most by overweights in the shorter-than-one-year and six- to seven-year parts of the curve, while an underweight in longer maturities detracted. Industry allocation had an immaterial impact on performance. Positive returns from a lack of exposure to supranationals and sovereign government guaranteed agencies were mostly counterbalanced by losses from the Fund’s allocation to Treasuries and having no exposure to US municipal local government bonds.

During the 12-month period, the Fund outperformed the benchmark. Yield-curve positioning drove the outperformance relative to the benchmark. Overweights in six- to seven-year maturities and along the long end of the curve contributed, more than offsetting losses from an overweight in seven- to 10-year maturities. Security and industry selection did not significantly affect overall performance. Within security decisions, gains from selections within banking and technology contributed, while basic industries and media selections were negative. In the Fund’s industry positioning, a lack of exposure to supranationals was positive, while an exposure to Treasuries detracted.

2 | AB CORPORATE INCOME SHARES	abfunds.com

The Fund utilized derivatives in the form of futures and interest rate swaps for hedging purposes and credit default swaps for investment purposes during both periods, which had an immaterial impact on performance, in absolute terms.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended October 31, 2017. Donald Trump’s US election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets. However, uncertainty regarding the Trump administration’s ability to implement meaningful change increased through the 12-month period. UK prime minister Theresa May surprised investors when she called for a snap parliamentary election in an effort to firm up the UK’s mandate going into Brexit negotiations. However, the results of the vote increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France, as his reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June, the US Federal Reserve (the “Fed”) raised interest rates for the third consecutive quarter, hikes that were well-telegraphed and universally anticipated by markets. Late in the period, the Fed formally confirmed that its balance sheet reduction program would start in October, while the European Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

Emerging-market debt rallied over both periods, helped by a positive global growth story and increasing oil prices. Outside of Europe, developed-market treasury yields generally rose; in the eurozone and UK, yields moved in different directions. Emerging-market local-currency government bonds, developed-market treasuries and investment-grade credit securities all rose in both periods, yet trailed the rally in global high yield. Within high yield, performance was almost uniformly positive, led by the transportation and basic industries sectors, while consumer sectors tended to lag the rising market.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

NAV Returns
1 Year	3.26%
5 Years	3.55%
10 Years	6.22%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

NAV Returns
1 Year	2.00%
5 Years	3.74%
10 Years	6.26%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

abfunds.com	AB CORPORATE INCOME SHARES | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,031.00	$0	0.00%
Hypothetical**	$1,000	$1,025.21	$0	0.00%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.
**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $86.0

1	All data are as of October 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO OF INVESTMENTS

October 31, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 93.6%
Industrial – 55.3%
Basic – 3.0%
Alpek SAB de CV 4.50%, 11/20/22(a)	$200	$203,490
BHP Billiton Finance USA Ltd. 6.42%, 3/01/26	67	82,153
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24	200	209,996
Dow Chemical Co. (The) 4.25%, 11/15/20	186	195,990
EI du Pont de Nemours & Co.
2.20%, 5/01/20	91	91,356
6.00%, 7/15/18	150	154,456
Georgia-Pacific LLC 5.40%, 11/01/20(a)	110	120,065
Glencore Funding LLC
4.125%, 5/30/23(a)	125	130,900
4.625%, 4/29/24(a)	175	186,807
International Paper Co. 3.00%, 2/15/27	125	121,466
Mexichem SAB de CV 4.00%, 10/04/27(a)	200	199,740
Monsanto Co. 2.85%, 4/15/25	155	152,300
Mosaic Co. (The)
4.25%, 11/15/23	155	161,915
5.625%, 11/15/43	65	68,028
Praxair, Inc. 3.55%, 11/07/42	80	78,538
Southern Copper Corp. 3.875%, 4/23/25	180	187,200
Vale Overseas Ltd.
6.25%, 8/10/26	10	11,522
6.875%, 11/21/36	90	107,199
Yamana Gold, Inc. 4.95%, 7/15/24	91	93,823

		2,556,944

Capital Goods – 1.8%
Boeing Co. (The) 6.125%, 2/15/33	55	72,285
Caterpillar, Inc.
3.40%, 5/15/24	310	324,449
4.30%, 5/15/44	110	122,307

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

General Electric Co.
3.375%, 3/11/24	$150	$156,240
4.50%, 3/11/44	185	203,013
Series D 5.00%, 1/21/21(b)	104	108,436
John Deere Capital Corp.
2.65%, 6/10/26	125	121,941
2.80%, 3/06/23	155	157,618
Molex Electronic Technologies LLC 2.878%, 4/15/20(a)	130	130,796
Rockwell Collins, Inc. 1.95%, 7/15/19	120	120,031

		1,517,116

Communications – Media – 6.3%
21st Century Fox America, Inc.
3.00%, 9/15/22	405	412,327
4.00%, 10/01/23	40	42,323
8.875%, 4/26/23	125	159,458
CBS Corp.
3.375%, 2/15/28	80	77,737
3.50%, 1/15/25	110	111,642
4.00%, 1/15/26	80	82,718
4.90%, 8/15/44	20	20,936
5.75%, 4/15/20	125	135,558
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	480	510,451
Comcast Corp.
2.85%, 1/15/23	470	477,967
4.75%, 3/01/44	140	156,549
Cox Communications, Inc.
2.95%, 6/30/23(a)	28	27,674
3.35%, 9/15/26(a)	298	292,323
Discovery Communications LLC 3.95%, 3/20/28	195	193,397
Grupo Televisa SAB 6.625%, 3/18/25	100	117,985
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)	390	390,827
Omnicom Group, Inc. 3.60%, 4/15/26	262	265,752
4.45%, 8/15/20	100	105,919
Scripps Networks Interactive, Inc. 2.75%, 11/15/19	68	68,635
Thomson Reuters Corp. 4.30%, 11/23/23	281	299,886

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Time Warner Cable LLC
4.50%, 9/15/42	$65	$60,329
5.875%, 11/15/40	30	32,665
6.55%, 5/01/37	24	28,358
Time Warner, Inc. 3.55%, 6/01/24	68	69,151
3.60%, 7/15/25	440	441,153
4.00%, 1/15/22	140	147,200
4.70%, 1/15/21	60	64,015
6.25%, 3/29/41	35	41,870
Viacom, Inc. 3.875%, 12/15/21	247	253,360
5.85%, 9/01/43	75	76,325
Walt Disney Co. (The) 0.875%, 7/12/19	165	162,612
Series G 4.125%, 6/01/44	70	74,671

		5,401,773

Communications - Telecommunications – 4.6%
Ameritech Capital Funding Corp. 6.55%, 1/15/28	130	152,673
AT&T, Inc. 3.40%, 5/15/25	310	306,323
3.90%, 8/14/27	165	164,300
4.125%, 2/17/26	372	381,516
4.45%, 4/01/24	106	112,425
4.50%, 3/09/48	90	81,926
4.75%, 5/15/46	189	177,998
4.90%, 8/14/37	150	149,763
5.15%, 2/14/50	75	73,888
5.45%, 3/01/47	95	99,108
Crown Castle International Corp. 3.70%, 6/15/26	190	191,068
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	200	202,660
Telefonica Emisiones SAU 4.103%, 3/08/27	180	185,521
Verizon Communications, Inc. 2.625%, 8/15/26	499	470,837
3.50%, 11/01/24	629	643,750
3.85%, 11/01/42	245	215,622
4.125%, 3/16/27	80	83,362
4.862%, 8/21/46	130	131,508
5.15%, 9/15/23	25	28,018
5.50%, 3/16/47	65	71,744

		3,924,010

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 2.7%
American Honda Finance Corp. 1.20%, 7/12/19	$265	$262,114
Ford Motor Credit Co. LLC 3.336%, 3/18/21	210	215,332
3.81%, 1/09/24	400	410,368
5.875%, 8/02/21	375	417,952
General Motors Co. 4.875%, 10/02/23	50	54,509
5.40%, 4/01/48	195	205,955
General Motors Financial Co., Inc. 3.70%, 5/09/23	255	261,497
4.00%, 1/15/25	59	60,433
4.30%, 7/13/25	70	72,563
5.25%, 3/01/26	75	82,075
Hyundai Capital America 2.55%, 4/03/20(a)	102	101,638
Nissan Motor Acceptance Corp. 2.25%, 1/13/20(a)	150	150,323

		2,294,759

Consumer Cyclical - Entertainment – 0.1%
Hasbro, Inc. 5.10%, 5/15/44	70	75,188

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./MD 3.00%, 3/01/19	151	152,646
Owens Corning 7.00%, 12/01/36	35	45,656
Wyndham Worldwide Corp. 2.50%, 3/01/18	115	115,112

		313,414

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.60%, 5/26/45	70	76,581
4.875%, 12/09/45	80	91,027
6.30%, 10/15/37	100	131,543

		299,151

Consumer Cyclical - Retailers – 1.6%
Advance Auto Parts, Inc. 4.50%, 12/01/23	115	120,681
CVS Health Corp. 2.125%, 6/01/21	160	157,691
3.375%, 8/12/24	250	252,205
Dollar General Corp. 3.25%, 4/15/23	120	122,848

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Home Depot, Inc. (The) 4.40%, 3/15/45	$105	$115,587
5.40%, 9/15/40	130	161,325
5.875%, 12/16/36	30	39,587
Lowe’s Cos., Inc. 3.70%, 4/15/46	160	155,829
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	250	256,285

		1,382,038

Consumer Non-Cyclical – 14.7%
Abbott Laboratories 3.25%, 4/15/23	400	408,856
4.90%, 11/30/46	135	151,874
AbbVie, Inc. 2.90%, 11/06/22	280	283,100
3.20%, 5/14/26	199	197,679
4.70%, 5/14/45	60	65,114
Allergan Funding SCS 3.00%, 3/12/20	90	91,409
4.75%, 3/15/45	120	126,899
Altria Group, Inc. 3.875%, 9/16/46	80	78,250
4.75%, 5/05/21	440	477,620
Amgen, Inc. 2.70%, 5/01/22	120	120,623
3.125%, 5/01/25	230	231,306
3.45%, 10/01/20	175	181,193
4.40%, 5/01/45	120	126,419
4.663%, 6/15/51	105	113,588
Anheuser-Busch InBev Finance, Inc. 3.65%, 2/01/26	681	702,288
4.90%, 2/01/46	250	280,055
BAT Capital Corp. 3.222%, 8/15/24(a)	300	301,224
4.54%, 8/15/47(a)	110	113,219
BAT International Finance PLC 2.75%, 6/15/20(a)	70	70,825
Baxalta, Inc. 3.60%, 6/23/22	131	135,648
Becton Dickinson and Co. 2.675%, 12/15/19	37	37,380
3.25%, 11/12/20	79	80,885
3.734%, 12/15/24	17	17,455
Biogen, Inc. 3.625%, 9/15/22	92	96,313
4.05%, 9/15/25	90	95,600
5.20%, 9/15/45	100	114,688

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

BRF SA 4.75%, 5/22/24(a)	$200	$205,310
Bunge Ltd. Finance Corp. 3.50%, 11/24/20	174	178,409
Cardinal Health, Inc. 3.079%, 6/15/24	190	188,805
Celgene Corp. 3.625%, 5/15/24	110	113,472
5.00%, 8/15/45	230	253,370
Conagra Brands, Inc. 3.20%, 1/25/23	32	32,571
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)	70	76,673
Gilead Sciences, Inc. 1.85%, 9/04/18	120	120,162
3.50%, 2/01/25	40	41,598
3.65%, 3/01/26	371	386,230
4.15%, 3/01/47	75	77,153
4.60%, 9/01/35	140	155,715
JM Smucker Co. (The) 2.50%, 3/15/20	42	42,346
3.00%, 3/15/22	65	66,025
Johnson & Johnson 4.50%, 9/01/40	65	74,319
Kraft Heinz Foods Co. 3.00%, 6/01/26	150	144,990
3.50%, 6/06/22	215	222,183
4.375%, 6/01/46	155	151,486
Laboratory Corp. of America Holdings 3.20%, 2/01/22	42	42,975
3.60%, 2/01/25	76	77,731
McKesson Corp. 4.75%, 3/01/21	140	149,675
7.50%, 2/15/19	105	112,076
Medtronic Global Holdings SCA 1.70%, 3/28/19	90	89,909
Medtronic, Inc. 2.50%, 3/15/20	150	152,025
3.15%, 3/15/22	380	391,727
4.625%, 3/15/45	70	79,486
Merck & Co., Inc. 2.75%, 2/10/25	465	465,395
3.70%, 2/10/45	115	116,607
Mondelez International Holdings Netherlands BV 1.625%, 10/28/19(a)	200	198,028
Mylan NV 3.95%, 6/15/26	44	43,964

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mylan, Inc. 4.20%, 11/29/23	$95	$99,731
PepsiCo, Inc. 4.00%, 5/02/47	110	114,839
4.875%, 11/01/40	170	197,492
Philip Morris International, Inc. 2.00%, 2/21/20	400	400,316
4.25%, 11/10/44	75	78,522
Reynolds American, Inc. 4.85%, 9/15/23	40	43,964
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	115	113,843
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)	200	199,875
Smithfield Foods, Inc. 3.35%, 2/01/22(a)	65	65,759
Stryker Corp. 2.625%, 3/15/21	193	194,969
4.10%, 4/01/43	75	75,554
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	90	82,801
3.15%, 10/01/26	620	548,657
Thermo Fisher Scientific, Inc. 2.15%, 12/14/18	150	150,376
3.60%, 8/15/21	120	124,650
Tyson Foods, Inc. 2.25%, 8/23/21	75	74,480
3.95%, 8/15/24	145	153,119
4.50%, 6/15/22	110	118,996
4.55%, 6/02/47	75	79,964
Whirlpool Corp. 3.70%, 3/01/23	120	124,451
Wyeth LLC 6.00%, 2/15/36	180	236,131
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20	190	191,613

		12,620,027

Energy – 8.7%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/47(a)	200	204,534
Anadarko Finance Co. Series B 7.50%, 5/01/31	45	57,158
Anadarko Petroleum Corp. 3.45%, 7/15/24	35	34,908
6.20%, 3/15/40	35	41,640

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Andeavor 5.125%, 12/15/26(a)	$140	$155,141
Apache Finance Canada Corp. 7.75%, 12/15/29	35	45,568
Boardwalk Pipelines LP 4.95%, 12/15/24	65	69,381
BP Capital Markets PLC 2.75%, 5/10/23	185	186,284
3.279%, 9/19/27	200	201,254
Canadian Natural Resources Ltd. 3.85%, 6/01/27	75	76,646
6.50%, 2/15/37	20	24,551
Cenovus Energy, Inc. 4.25%, 4/15/27(a)	150	150,189
Chevron Corp. 2.954%, 5/16/26	90	90,171
ConocoPhillips Co. 3.35%, 5/15/25	60	61,720
4.95%, 3/15/26	135	153,414
ConocoPhillips Holding Co. 6.95%, 4/15/29	101	132,232
Devon Energy Corp. 3.25%, 5/15/22	195	197,882
Ecopetrol SA 5.875%, 9/18/23-5/28/45	102	111,631
Enbridge Energy Partners LP 4.20%, 9/15/21	100	105,015
5.875%, 10/15/25	60	68,761
7.375%, 10/15/45	65	86,231
Encana Corp. 3.90%, 11/15/21	70	72,454
Energy Transfer LP 3.60%, 2/01/23	125	127,209
6.05%, 6/01/41	35	38,056
Energy Transfer LP/Regency Energy Finance Corp. 4.50%, 11/01/23	215	225,870
5.00%, 10/01/22	55	59,343
Enterprise Products Operating LLC 3.35%, 3/15/23	105	108,049
3.70%, 2/15/26	259	267,412
3.75%, 2/15/25	140	145,758
4.90%, 5/15/46	45	49,557
Halliburton Co. 3.80%, 11/15/25	250	259,325
Hess Corp. 4.30%, 4/01/27	307	308,992
7.875%, 10/01/29	23	28,565

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Husky Energy, Inc. 4.00%, 4/15/24	$65	$67,382
Kerr-McGee Corp. 6.95%, 7/01/24	50	59,426
Kinder Morgan Energy Partners LP 4.25%, 9/01/24	200	209,430
5.30%, 9/15/20	55	59,289
6.375%, 3/01/41	40	46,183
Kinder Morgan, Inc./DE 5.05%, 2/15/46	175	181,034
Marathon Oil Corp. 6.80%, 3/15/32	61	72,129
Marathon Petroleum Corp. 5.85%, 12/15/45	41	46,460
MPLX LP 4.875%, 12/01/24	60	65,326
Noble Energy, Inc. 3.85%, 1/15/28	115	115,532
3.90%, 11/15/24	172	177,086
4.15%, 12/15/21	65	68,513
Occidental Petroleum Corp. 3.40%, 4/15/26	125	128,376
4.40%, 4/15/46	80	86,560
ONEOK Partners LP 3.375%, 10/01/22	55	55,918
4.90%, 3/15/25	30	32,482
Phillips 66 4.875%, 11/15/44	72	80,136
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	90	88,309
3.85%, 10/15/23	170	170,569
4.65%, 10/15/25	90	93,266
Sabine Pass Liquefaction LLC 4.20%, 3/15/28	90	91,704
5.00%, 3/15/27	135	145,102
Shell International Finance BV 4.00%, 5/10/46	85	86,934
4.375%, 5/11/45	80	86,791
Spectra Energy Partners LP 2.95%, 9/25/18	77	77,655
3.50%, 3/15/25	110	111,727
4.50%, 3/15/45	50	51,493
4.60%, 6/15/21	75	79,745
Suncor Energy, Inc. 6.50%, 6/15/38	92	122,550

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sunoco Logistics Partners Operations LP 3.90%, 7/15/26	$100	$99,452
5.40%, 10/01/47	80	81,106
Valero Energy Corp. 3.40%, 9/15/26	110	109,657
6.625%, 6/15/37	46	59,139
Williams Partners LP 3.60%, 3/15/22	200	206,436
3.90%, 1/15/25	109	111,968
5.80%, 11/15/43	75	87,131

		7,456,897

Services – 2.8%
Amazon.com, Inc. 2.50%, 11/29/22	150	150,868
3.875%, 8/22/37(a)	85	88,342
4.80%, 12/05/34	135	155,519
eBay, Inc. 3.60%, 6/05/27	310	310,012
Expedia, Inc. 3.80%, 2/15/28(a)	140	136,237
Moody’s Corp. 2.75%, 7/15/19	229	231,512
4.875%, 2/15/24	100	110,334
Priceline Group, Inc. (The) 3.60%, 6/01/26	190	193,790
S&P Global, Inc. 4.00%, 6/15/25	140	147,892
4.40%, 2/15/26	244	263,513
Total System Services, Inc. 2.375%, 6/01/18	105	105,266
3.80%, 4/01/21	66	68,338
Verisk Analytics, Inc. 5.50%, 6/15/45	60	68,332
Visa, Inc. 2.80%, 12/14/22	300	305,754
4.15%, 12/14/35	70	76,403

		2,412,112

Technology – 7.6%
Activision Blizzard, Inc. 2.60%, 6/15/22	139	138,709
Agilent Technologies, Inc. 3.875%, 7/15/23	180	187,510
Alphabet, Inc. 1.998%, 8/15/26	200	187,970
Analog Devices, Inc. 3.50%, 12/05/26	125	126,753

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Apple, Inc. 2.45%, 8/04/26	$155	$149,649
2.85%, 5/06/21	185	189,592
3.45%, 2/09/45	360	341,431
3.85%, 8/04/46	75	75,861
Applied Materials, Inc. 4.35%, 4/01/47	70	76,632
Baidu, Inc. 2.875%, 7/06/22	200	200,610
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(a)	284	293,241
3.875%, 1/15/27(a)	201	206,817
Cisco Systems, Inc. 5.50%, 1/15/40	60	76,936
5.90%, 2/15/39	45	59,835
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)	120	131,736
6.02%, 6/15/26(a)	160	178,621
DXC Technology Co. 2.875%, 3/27/20	104	105,160
Fidelity National Information Services, Inc. 3.875%, 6/05/24	19	19,845
5.00%, 10/15/25	2	2,222
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)	138	137,859
6.35%, 10/15/45	50	53,251
HP, Inc. 3.75%, 12/01/20	14	14,574
4.30%, 6/01/21	80	84,708
4.375%, 9/15/21	25	26,594
4.65%, 12/09/21	89	96,004
Intel Corp. 4.90%, 7/29/45	180	214,196
International Business Machines Corp. 2.25%, 2/19/21	150	150,745
3.45%, 2/19/26	150	154,987
4.00%, 6/20/42	80	82,125
Juniper Networks, Inc. 4.35%, 6/15/25	50	52,285
4.50%, 3/15/24	120	127,174
KLA-Tencor Corp. 4.65%, 11/01/24	215	234,283
Lam Research Corp. 2.75%, 3/15/20	115	116,576
Microsoft Corp. 3.45%, 8/08/36	420	426,472
3.70%, 8/08/46	270	271,466

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NVIDIA Corp. 2.20%, 9/16/21	$150	$149,435
Oracle Corp. 3.875%, 7/15/20	250	263,075
3.90%, 5/15/35	255	268,008
4.50%, 7/08/44	140	156,129
QUALCOMM, Inc. 2.25%, 5/20/20	150	150,892
2.60%, 1/30/23	190	189,447
4.30%, 5/20/47	61	61,634
Seagate HDD Cayman 4.75%, 1/01/25	38	37,708
4.875%, 3/01/24(a)	25	25,275
Texas Instruments, Inc. 1.75%, 5/01/20	115	114,442
VMware, Inc. 2.95%, 8/21/22	60	60,194
Xerox Corp. 2.80%, 5/15/20	95	95,662

		6,564,330

Transportation - Railroads – 0.2%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	95,591
Union Pacific Corp. 4.00%, 4/15/47	110	115,408

		210,999

Transportation - Services – 0.6%
Aviation Capital Group LLC 3.50%, 11/01/27(a)	205	202,395
ERAC USA Finance LLC 3.85%, 11/15/24(a)	145	150,517
Ryder System, Inc. 2.50%, 9/01/22	150	148,650

		501,562

		47,530,320

Financial Institutions – 31.6%
Banking – 23.4%
American Express Credit Corp. 2.70%, 3/03/22	270	272,722
Series G 2.25%, 8/15/19	180	181,030
Banco Santander SA 3.50%, 4/11/22	200	204,678
4.25%, 4/11/27	200	207,288

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Bank of America Corp. 2.881%, 4/24/23	$110	$110,375
3.824%, 1/20/28	255	262,714
3.875%, 8/01/25	125	131,186
4.00%, 1/22/25	615	636,857
4.10%, 7/24/23	400	424,972
4.20%, 8/26/24	125	131,909
Series G 3.593%, 7/21/28	200	202,212
Bank One Michigan 8.25%, 11/01/24	160	206,064
Barclays PLC 3.65%, 3/16/25	400	402,140
BB&T Corp. 5.25%, 11/01/19	275	291,805
Capital One Bank USA, NA 3.375%, 2/15/23	275	279,694
Capital One Financial Corp. 3.30%, 10/30/24	130	130,194
3.75%, 3/09/27	200	202,354
Citigroup, Inc. 2.65%, 10/26/20	115	115,981
3.668%, 7/24/28	190	192,231
3.70%, 1/12/26	285	293,769
3.875%, 3/26/25	190	194,748
3.887%, 1/10/28	435	448,411
4.40%, 6/10/25	280	295,982
Citizens Bank NA/Providence RI 2.25%, 3/02/20	250	250,300
Compass Bank 5.50%, 4/01/20	110	116,606
Cooperatieve Rabobank UA 4.375%, 8/04/25	500	529,410
11.00%, 6/30/19(a)(b)	130	147,594
Credit Suisse Group AG 4.282%, 1/09/28(a)	250	260,700
Deutsche Bank AG Series G 3.375%, 5/12/21	61	62,030
Discover Bank 3.10%, 6/04/20	250	254,995
Discover Financial Services 4.10%, 2/09/27	115	117,859
Fifth Third Bancorp 3.50%, 3/15/22	31	32,084

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 2.905%, 7/24/23	$165	$164,513
3.75%, 5/22/25-2/25/26	490	503,114
3.85%, 7/08/24-1/26/27	465	482,492
4.25%, 10/21/25	325	339,310
5.95%, 1/15/27	40	46,857
HSBC Holdings PLC 3.90%, 5/25/26	400	418,208
4.041%, 3/13/28	200	209,506
4.375%, 11/23/26	200	209,654
4.875%, 1/14/22	105	114,420
HSBC USA, Inc. 2.75%, 8/07/20	100	101,592
Huntington National Bank (The) 2.00%, 6/30/18	300	300,477
ING Groep NV 3.15%, 3/29/22	200	204,010
3.95%, 3/29/27	200	209,690
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)	250	250,743
JPMorgan Chase & Co. 3.125%, 1/23/25	640	643,661
3.22%, 3/01/25	300	303,138
3.54%, 5/01/28	225	227,536
3.782%, 2/01/28	346	356,280
3.875%, 9/10/24	160	166,814
KeyBank NA/Cleveland OH 3.40%, 5/20/26	250	249,475
Lloyds Banking Group PLC 4.582%, 12/10/25	200	210,972
Manufacturers & Traders Trust Co. 3.40%, 8/17/27	250	251,647
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26	200	208,190
Morgan Stanley 3.625%, 1/20/27	415	422,549
Series F 3.875%, 4/29/24	55	57,679
Series G 3.75%, 2/25/23	144	150,584
4.00%, 7/23/25	103	108,466
4.35%, 9/08/26	280	293,678
5.50%, 7/24/20	395	428,271
Nationwide Building Society 4.125%, 10/18/32(a)	250	250,015
People’s United Financial, Inc. 3.65%, 12/06/22	83	85,411

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

PNC Bank NA 2.95%, 1/30/23	$250	$253,372
Royal Bank of Scotland Group PLC 3.498%, 5/15/23	200	201,684
Santander Holdings USA, Inc. 2.65%, 4/17/20	200	201,206
4.40%, 7/13/27(a)	280	288,425
Standard Chartered PLC 5.70%, 1/25/22(a)	200	217,886
State Street Corp. 4.956%, 3/15/18	240	242,678
Sumitomo Mitsui Financial Group, Inc. 3.352%, 10/18/27	410	411,086
Sumitomo Mitsui Trust Bank Ltd. 2.05%, 3/06/19(a)	200	200,042
SunTrust Bank/Atlanta GA 3.30%, 5/15/26	200	198,178
7.25%, 3/15/18	145	147,894
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)	405	426,996
UniCredit SpA 4.625%, 4/12/27(a)	200	212,334
US Bancorp Series J 5.30%, 4/15/27(b)	27	29,622
Wells Fargo & Co. 3.00%, 10/23/26	1,100	1,076,317
3.069%, 1/24/23	199	201,597
3.30%, 9/09/24	200	203,342
Zions Bancorporation 4.50%, 6/13/23	13	13,688

		20,086,193

Finance – 0.6%
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	200	214,258
International Lease Finance Corp. 6.25%, 5/15/19	90	95,447
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)	110	112,534
Synchrony Financial 2.70%, 2/03/20	110	110,936

		533,175

Insurance – 4.3%
ACE Capital Trust II 9.70%, 4/01/30	100	150,960

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Allstate Corp. (The) 6.50%, 5/15/57	$84	$101,008
American International Group, Inc. 8.175%, 5/15/58	65	88,596
Anthem, Inc. 3.125%, 5/15/22	110	112,170
7.00%, 2/15/19	255	270,866
Aon Corp. 8.205%, 1/01/27	100	131,263
Aon PLC 4.60%, 6/14/44	70	76,053
Cigna Corp. 4.00%, 2/15/22	175	184,510
7.875%, 5/15/27	53	72,033
Cloverie PLC for Swiss Re Corporate Solutions Ltd. 4.50%, 9/11/44(a)	200	206,424
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	63	90,238
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	100	107,624
6.10%, 10/01/41	45	58,684
Jackson National Life Global Funding 2.50%, 6/27/22(a)	190	189,521
Lincoln National Corp.
4.85%, 6/24/21	200	215,434
8.75%, 7/01/19	26	28,757
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	201,764
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	55	91,920
Progressive Corp. (The) 4.125%, 4/15/47	150	158,307
Prudential Financial, Inc. 4.50%, 11/15/20	169	180,183
5.375%, 5/15/45	140	150,833
Series B 5.75%, 7/15/33	135	164,321
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	140	141,160
Swiss Re America Holding Corp. 7.00%, 2/15/26	90	110,245
UnitedHealth Group, Inc. 3.75%, 7/15/25	180	190,571
3.875%, 10/15/20	170	178,231

		3,651,676

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

REITS – 3.3%
Alexandria Real Estate Equities, Inc. 3.90%, 6/15/23	$100	$103,737
Brixmor Operating Partnership LP 3.65%, 6/15/24	150	149,250
DDR Corp. 3.90%, 8/15/24	150	151,040
EPR Properties 4.50%, 4/01/25	20	20,588
5.25%, 7/15/23	175	187,406
Essex Portfolio LP 3.25%, 5/01/23	56	56,856
3.375%, 1/15/23	125	127,521
HCP, Inc. 3.875%, 8/15/24	150	154,143
Healthcare Trust of America Holdings LP 2.95%, 7/01/22	190	191,161
Hospitality Properties Trust 3.95%, 1/15/28	114	111,866
4.65%, 3/15/24	124	130,728
Mid-America Apartments LP 3.75%, 6/15/24	115	118,249
Omega Healthcare Investors, Inc. 4.50%, 1/15/25	108	110,017
Realty Income Corp. 3.00%, 1/15/27	50	47,812
5.75%, 1/15/21	210	229,125
Spirit Realty LP 4.45%, 9/15/26	65	64,607
VEREIT Operating Partnership LP 3.00%, 2/06/19	60	60,503
Vornado Realty LP 5.00%, 1/15/22	215	232,196
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	147,592
Welltower, Inc. 4.00%, 6/01/25	225	233,856
4.25%, 4/01/26	95	100,083
Weyerhaeuser Co. 4.625%, 9/15/23	120	130,843

		2,859,179

		27,130,223

Utility – 6.7%
Electric – 6.1%
AEP Transmission Co. LLC 3.75%, 12/01/47(a)	80	80,873

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Berkshire Hathaway Energy Co. 4.50%, 2/01/45	$70	$76,974
6.125%, 4/01/36	150	196,171
Cerro del Aguila SA 4.125%, 8/16/27(a)	200	199,616
CMS Energy Corp. 6.25%, 2/01/20	165	178,824
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	100	106,194
Series 12-A 4.20%, 3/15/42	70	75,201
Consolidated Edison, Inc. 2.00%, 5/15/21	103	101,907
Dominion Energy, Inc. 2.579%, 7/01/20	185	186,136
3.90%, 10/01/25	110	115,238
4.70%, 12/01/44	135	149,348
Series A 1.875%, 1/15/19	150	149,610
DTE Electric Co. 3.70%, 3/15/45	75	75,510
Duke Energy Corp. 3.75%, 9/01/46	120	117,044
3.95%, 8/15/47	80	80,430
Duke Energy Progress LLC 3.00%, 9/15/21	300	308,208
Enel Americas SA 4.00%, 10/25/26	53	53,928
Enel Finance International NV 2.875%, 5/25/22(a)	200	201,022
Enel Generacion Chile SA 4.25%, 4/15/24	33	34,527
Entergy Corp. 4.00%, 7/15/22	153	161,883
Exelon Corp. 5.10%, 6/15/45	250	289,140
FirstEnergy Corp. Series B 3.90%, 7/15/27	190	193,973
Florida Power & Light Co. 4.05%, 6/01/42	70	75,179
Georgia Power Co. 2.00%, 3/30/20	150	150,081
ITC Holdings Corp. 3.25%, 6/30/26	195	194,277

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NTPC Ltd. Series E 4.75%, 10/03/22(a)	$200	$215,790
Oklahoma Gas & Electric Co. 3.85%, 8/15/47	63	64,101
Oncor Electric Delivery Co. LLC 3.80%, 9/30/47(a)	80	81,836
Pacific Gas & Electric Co. 3.25%, 9/15/21	217	222,434
PacifiCorp 6.00%, 1/15/39	70	93,397
PECO Energy Co. 3.70%, 9/15/47	80	80,839
PPL Capital Funding, Inc. 4.00%, 9/15/47	80	80,966
PSEG Power LLC 3.00%, 6/15/21	160	162,410
Public Service Enterprise Group, Inc. 1.60%, 11/15/19	150	148,402
Southern Co. (The) 1.85%, 7/01/19	185	184,715
Southern Power Co. 4.15%, 12/01/25	167	176,344
Southwestern Public Service Co. 3.70%, 8/15/47	75	75,074
Virginia Electric & Power Co. Series B 3.80%, 9/15/47	80	81,191

		5,218,793

Natural Gas – 0.5%
CenterPoint Energy Resources Corp. 4.10%, 9/01/47	75	77,006
GNL Quintero SA 4.634%, 7/31/29(a)	200	208,256
NiSource Finance Corp. 5.65%, 2/01/45	60	74,431
6.80%, 1/15/19	16	16,842
Southern Co. Gas Capital Corp. 5.25%, 8/15/19	105	110,394

		486,929

Other Utility – 0.1%
American Water Capital Corp. 3.75%, 9/01/47	80	80,390

		5,786,112

Total Corporates – Investment Grade (cost $78,923,622)		80,446,655

28 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Chile – 0.2%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)	$200	$201,252

China – 0.2%
Sinopec Group Overseas Development 2017 Ltd. 2.50%, 9/13/22(a)	200	197,278

Mexico – 0.7%
Petroleos Mexicanos 3.50%, 1/30/23	295	288,009
4.875%, 1/24/22	95	98,800
5.375%, 3/13/22(a)	49	51,984
5.625%, 1/23/46	125	113,331
6.75%, 9/21/47	14	14,430

		566,554

Panama – 0.3%
Aeropuerto Internacional de Tocumen SA 5.625%, 5/18/36(a)	200	215,250

Total Quasi-Sovereigns (cost $1,144,317)		1,180,334

GOVERNMENTS – TREASURIES – 0.7%
United States – 0.7%
U.S. Treasury Bonds 2.50%, 5/15/46	70	64,859
U.S. Treasury Notes 1.375%, 2/29/20	555	551,358

Total Governments – Treasuries (cost $619,072)		616,217

CORPORATES – NON-INVESTMENT GRADE – 0.4%
Industrial – 0.2%
Energy – 0.2%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	90	67,725
Nabors Industries, Inc. 5.50%, 1/15/23	153	146,962

		214,687

Financial Institutions – 0.2%
Banking – 0.1%
Standard Chartered PLC 2.888% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)	100	86,807

abfunds.com	AB CORPORATE INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Finance – 0.1%
Navient Corp. 4.875%, 6/17/19	$46	$47,290

		134,097

Total Corporates – Non-Investment Grade (cost $380,837)		348,784

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Mexico – 0.4%
Mexico Government International Bond
4.60%, 1/23/46	200	195,000
4.75%, 3/08/44	150	149,550

Total Governments – Sovereign Bonds (cost $321,885)		344,550

SHORT-TERM INVESTMENTS – 4.1%
Time Deposit – 4.1%
State Street Bank & Trust Co. 0.12%, 11/01/17 (cost $3,575,772)	3,576	3,575,772

Total Investments – 100.6% (cost $84,965,505)		86,512,312
Other assets less liabilities – (0.6)%		(555,377)

Net Assets – 100.0%		$85,956,935

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	10	December 2017	USD	1,000	$1,543,609	$1,524,688	$(18,921)
U.S. Ultra Bond (CBT) Futures	1	December 2017	USD	100	165,002	164,782	(220)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	15	December 2017	USD	1,500	1,772,817	1,757,813	15,004
U.S. T-Note 10 Yr (CBT) Futures	11	December 2017	USD	1,100	1,390,923	1,374,313	16,610

							$12,473

30 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 28, 5 Year Index, 6/20/22*	1.00%	Quarterly	0.51%	USD 4,200	$ 96,350	$ 66,068	$ 30,282

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD 1,710	11/16/18	3 Month LIBOR	1.235%	Quarterly/ Semi-Annual	$(2,582)
USD 1,170	9/09/21	1.132%	3 Month LIBOR	Semi-Annual/ Quarterly	38,707
USD 1,070	3/27/22	2.058%	3 Month LIBOR	Semi-Annual/ Quarterly	(937)
USD 60	11/04/44	3 Month LIBOR	3.049%	Quarterly/ Semi-Annual	5,909
USD 60	5/05/45	3 Month LIBOR	2.562%	Quarterly/ Semi-Annual	(189)
USD 60	6/02/46	3 Month LIBOR	2.186%	Quarterly/ Semi-Annual	(5,159)
USD 690	7/15/46	3 Month LIBOR	1.783%	Quarterly/ Semi-Annual	(120,072)
USD 270	9/02/46	3 Month LIBOR	1.736%	Quarterly/ Semi-Annual	(50,958)
USD 50	11/02/46	3 Month LIBOR	2.086%	Quarterly/ Semi-Annual	(5,409)

					$ (140,690)

abfunds.com	AB CORPORATE INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
Kohl’s Corp., 6.250%, 12/15/17, 6/20/19*	1.00%	Quarterly	0.29%	USD 34	$ 413		$(150)	$563

*	Termination date

INTEREST RATE SWAPS (see Note C)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD 600	6/10/43	3 Month LIBOR	3.191%	Quarterly/ Semi-Annual	$77,868

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $10,457,320 or 12.2% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

32 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017 (unaudited)

Assets
Investments in securities, at value (cost $84,965,505)	$86,512,312
Cash collateral due from broker	130,868
Interest receivable	809,852
Receivable for investment securities sold	251,482
Unrealized appreciation on interest rate swaps	77,868
Receivable for variation margin on futures	15,887
Receivable for shares of beneficial interest sold	10,306
Receivable for variation margin on exchange traded swaps	2,197
Receivable due from Adviser	792
Unrealized appreciation on credit default swaps	563

Total assets	87,812,127

Liabilities
Payable for investment securities purchased	1,555,403
Dividends payable	235,435
Payable for shares of beneficial interest redeemed	64,204
Upfront premiums received on credit default swaps	150

Total liabilities	1,855,192

Net Assets	$85,956,935

Composition of Net Assets
Shares of beneficial interest, at par	$76
Additional paid-in capital	84,472,932
Undistributed net investment income	21,295
Accumulated net realized loss on investment transactions	(64,671)
Net unrealized appreciation on investments	1,527,303

$85,956,935

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 7,612,748 common shares outstanding)	$11.29

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 33

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2017 (unaudited)

Investment Income
Interest	$1,306,138
Other income	1,500

Total investment income		$1,307,638

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		377,561
Futures		13,697
Swaps		95,366
Net change in unrealized appreciation/depreciation of:
Investments		588,111
Futures		12,473
Swaps		(54,144)

Net gain on investment transactions		1,033,064

Net Increase in Net Assets from Operations		$2,340,702

See notes to financial statements.

34 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,307,638	$2,124,138
Net realized gain on investment transactions	486,624	762,648
Net change in unrealized appreciation/depreciation of investments	546,440	(879,041)

Net increase in net assets from operations	2,340,702	2,007,745
Dividends to Shareholders from
Net investment income	(1,331,437)	(2,162,623)
Transactions in Shares of Beneficial Interest
Net increase	10,756,952	11,003,203

Total increase	11,766,217	10,848,325
Net Assets
Beginning of period	74,190,718	63,342,393

End of period (including undistributed net investment income of $21,295 and $45,094, respectively)	$85,956,935	$74,190,718

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 35

NOTES TO FINANCIAL STATEMENTS

October 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

abfunds.com	AB CORPORATE INCOME SHARES | 38

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$80,446,655		$	– 0	–	$80,446,655
Quasi-Sovereigns		– 0	–	1,180,334			– 0	–	1,180,334
Governments—Treasuries		– 0	–	616,217			– 0	–	616,217
Corporates—Non-Investment Grade		– 0	–	348,784			– 0	–	348,784
Governments—Sovereign Bonds		– 0	–	344,550			– 0	–	344,550
Short-Term Investments		– 0	–	3,575,772			– 0	–	3,575,772

Total Investments in Securities		– 0	–	86,512,312			– 0	–	86,512,312
Other Financial Instruments(a):
Assets:
Futures		31,614		– 0	–		– 0	–	31,614	(b)
Centrally Cleared Credit Default Swaps		– 0	–	96,350			– 0	–	96,350	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	44,616			– 0	–	44,616	(b)
Credit Default Swaps		– 0	–	413			– 0	–	413
Interest Rate Swaps		– 0	–	77,868			– 0	–	77,868
Liabilities:
Futures		(19,141)		– 0	–		– 0	–	(19,141	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(185,306)			– 0	–	(185,306	)(b)

Total(c)		$12,473		$86,546,253		$	– 0	–	$86,558,726

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaps with upfront premiums which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for

abfunds.com	AB CORPORATE INCOME SHARES | 39

NOTES TO FINANCIAL STATEMENTS (continued)

fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accrete discounts as adjustments to interest income.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$32,431,491	$15,697,866
U.S. government securities	732,445	6,531,436

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,940,861
Gross unrealized depreciation	(413,558)

Net unrealized appreciation	$1,527,303

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended October 31, 2017, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in

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NOTES TO FINANCIAL STATEMENTS (continued)

the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest

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NOTES TO FINANCIAL STATEMENTS (continued)

rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2017, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of October 31, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the

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NOTES TO FINANCIAL STATEMENTS (continued)

periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2017, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended October 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$31,614	*	Receivable/Payable for variation margin on futures	$19,141	*

Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	30,282	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	44,616	*	Receivable/Payable for variation margin on exchange traded swaps	185,306	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	77,868

Credit contracts	Unrealized appreciation on credit default swaps	563

Total		$184,943			$204,447

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$13,697	$12,473
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	80,825	(80,033)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	14,541	25,889

Total		$109,063	$(41,671)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represent the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2017:

Futures:
Average original value of buy contracts	$1,649,984	(a)
Average original value of sale contracts	$3,413,075	(a)
Interest Rate Swaps:
Average notional amount	$850,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,658,571
Credit Default Swaps:
Average notional amount of sale contracts	$33,934
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$4,200,000

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

All OTC derivatives held at period end were subject to netting arrangements. The following table present the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of October 31, 2017.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Credit Suisse International	$413	$	– 0	–	$	– 0	–	$	– 0	–	$413
Deutsche Bank AG	77,868		– 0	–		– 0	–		– 0	–	77,868

Total	$78,281	$	– 0	–	$	– 0	–	$	– 0	–	$78,281^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017

Shares sold	1,394,766	2,401,487	$15,717,473	$26,727,267

Shares redeemed	(440,828)	(1,404,154)	(4,960,521)	(15,724,064)

Net increase	953,938	997,333	$10,756,952	$11,003,203

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2017.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2017 and April 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,162,623	$2,163,375

Total distributions paid	$2,162,623	$2,163,375

As of April 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$235,078
Accumulated capital and other losses	(494,821	)(a)
Unrealized appreciation/(depreciation)	897,874	(b)

Total accumulated earnings/(deficit)	$638,131	(c)

(a)	On April 30, 2017, the Fund had a capital loss carryforward of $243,618. During the fiscal year, the Fund utilized $461,134 of capital loss carryforwards to offset current year net realized gains. On April 30, 2017, the Fund had a post-October short-term capital loss deferral of $251,203. These losses are deemed to arise on May 1, 2017.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses

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NOTES TO FINANCIAL STATEMENTS (continued)

incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2017, the Fund had a net short-term capital loss carryforward of $243,618 which will expire in 2018.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
		2017	2016	2015	2014	2013

Net asset value, beginning of period	$11.14	$11.19	$11.36	$11.13	$11.42	$10.83

Income From Investment Operations
Net investment income(a)	.19	.38	.39	.43	.42	.43
Net realized and unrealized gain (loss) on investment transactions	.15	(.04)	(.16)	.22	(.29)	.59

Net increase in net asset value from operations	.34	.34	.23	.65	.13	1.02

Less: Dividends
Dividends from net investment income	(.19)	(.39)	(.40)	(.42)	(.42)	(.43)

Net asset value, end of period	$11.29	$11.14	$11.19	$11.36	$11.13	$11.42

Total Return
Total investment return based on net asset value(b)	3.10%	3.08%*	2.12%	5.94%*	1.31%*	9.53%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,957	$74,191	$63,342	$44,939	$45,989	$42,799
Ratio to average net assets of:
Net investment income	3.35%^	3.43%	3.60%	3.76%	3.89%	3.79%
Portfolio turnover rate	29%	79%	59%	42%	61%	89%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended April 30, 2017, April 30, 2015, April 30, 2014 and April 30, 2013 by 0.01%, 0.01%, 0.05% and 0.03%, respectively.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3), Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(4) , Vice President Ashish C. Shah(4) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

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The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in 2014. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2015 was not unreasonable.

abfunds.com	AB CORPORATE INCOME SHARES | 55

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Fund against a peer universe selected by Broadridge, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

56 | AB CORPORATE INCOME SHARES	abfunds.com

paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

abfunds.com	AB CORPORATE INCOME SHARES | 59

NOTES

60 | AB CORPORATE INCOME SHARES	abfunds.com

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0152-1017

OCT    10.31.17

SEMI-ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 27, 2017

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the semi-annual reporting period ended October 31, 2017. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB MUNICIPAL INCOME SHARES	4.57%	3.32%
Bloomberg Barclays Municipal Bond Index	2.55%	2.19%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2017.

The Fund outperformed the benchmark for both periods. The Fund is generally used to provide exposure to lower-related municipal bonds within separately managed account strategies. As such, the Fund is overweight lower-rated (non-investment grade) bonds relative to the benchmark, which is composed of 100% investment-grade bonds. This overweight was beneficial over both periods.

For the six-month period, yield-curve positioning, specifically an overweight to seven-to-10-year and over 10-year duration municipals contributed, relative to the benchmark. Security selection within the local general obligation (“GO”) and state GO sectors contributed, while selections within the industrial development sector detracted.

For the 12-month period, security selection within the local GO sector contributed, while selections within the industrial development and senior living sectors detracted. Yield-curve positioning also detracted from performance.

The Fund utilized derivatives during both periods, for hedging purposes. Interest rate swaps had no material impact on absolute performance for the six-month period, and added for the 12-month period; Inflation swaps were not used for the six-month period, and had no material impact on the 12-month period.

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MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong returns in both equities and corporate bonds over both periods were consistent with a positive economic backdrop; major developed and emerging markets—including China—grew at a decent clip while inflation remained moderate. Municipal bond prices were supported by strong technicals, as supply remained low and an historic number of bonds matured or were called by issuers. Municipals delivered positive absolute returns over both periods. Demand for income, along with limited supply, helped mid-grade and high-yield municipals rally strongly.

The US Federal Reserve (the “Fed”) raised its target for the Federal Funds rate by 75 basis points over the past 12 months. On the horizon, major central banks across the globe are likely to normalize monetary policy, which suggests higher interest rates and the eventual end of nearly a decade of quantitative easing. And, in September, the Fed confirmed it would begin the multiyear process of reducing its $4.2 trillion portfolio of Treasury and mortgage-backed bonds.

At the end of the reporting period, municipal investors were focused on the specter of tax reform and how it could potentially impact the after-tax relative attractiveness of municipal bonds. Ultimately, the final legislation included tax reductions for individuals, but the largest reductions in tax rates were those applicable to corporations. The relatively slight lowering of individual tax rates is not expected to significantly reduce the demand from individual investors for municipal bonds. Whether corporations, primarily insurance companies and banks, will reduce their demand for municipal bonds will be a function of the after-tax yield and the potential tax consequences of selling municipal bonds they currently hold, in order to purchase other bonds that offer more attractive after-tax yields. With the after-tax yield advantage for municipal bonds already low by historical standards, the Fund’s Senior Investment Management Team continues to position the Fund with an underweight to the longest maturity bonds; this potentially reduces the Fund’s exposure to a rise in yields, which could result from reduced investor demand for certain municipal bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may

abfunds.com	AB MUNICIPAL INCOME SHARES | 3

decline. As of October 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.09% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These

abfunds.com	AB MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

NAV Returns
1 Year	3.32%
5 Years	5.36%
Since Inception[1]	6.98%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

NAV Returns
1 Year	1.39%
5 Years	5.60%
Since Inception[1]	7.00%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/1/2010.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,045.70	$0.02	0.003%
Hypothetical**	$1,000	$1,025.19	$0.02	0.003%

*	Expenses equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL INCOME SHARES | 9

PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,103.6

1	All data are as of October 31, 2017. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.9%
Long-Term Municipal Bonds – 99.9%
Alabama – 2.7%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$11,645	$13,585,989
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 7.00%, 2/01/36	400	415,764
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/36-2/01/41	10,000	11,067,750
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016A 5.00%, 9/01/46	10,945	13,702,155
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,296,250
Series 2016A 5.00%, 12/01/31	10,000	10,987,500
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	3,500	4,112,255

		57,167,663

Alaska – 0.5%
City of Koyukuk AK Series 2011 7.75%, 10/01/41 (Pre-refunded/ETM)(a)	100	112,131
State of Alaska International Airports System Series 2016B 5.00%, 10/01/33-10/01/34	9,000	10,468,270

		10,580,401

Arizona – 1.8%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22(a)	135	135,161
5.20%, 10/01/37(a)	5,070	5,069,746

abfunds.com	AB MUNICIPAL INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	$3,670	$4,002,135
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 5/15/39	2,700	2,996,244
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	3,875	4,104,167
Maricopa County Industrial Development Authority (Banner Health Obligated Group) Series 2016A 5.00%, 1/01/33-1/01/35	16,100	18,880,637
Series 2017A 5.00%, 1/01/41	1,800	2,085,930
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	90	102,828
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	182,742
University of Arizona Series 2014 5.00%, 8/01/33	1,000	1,166,460

		38,726,050

California – 5.6%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	111,571
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/34-10/01/37	26,130	29,807,780
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/31	1,460	1,719,778
Bay Area Toll Authority Series 2013S 5.00%, 4/01/27 (Pre-refunded/ETM)	1,000	1,184,760

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/31-4/01/34	$11,845	$13,543,095
California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	100	111,756
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/37	1,700	1,941,468
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)(a)	85	99,935
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(a)(b)	1,000	1,083,740
Series 2014 5.00%, 1/01/35(a)	1,335	1,303,347
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 8/01/47	1,025	1,056,088
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34(a)	1,200	1,389,576
7.25%, 6/01/43(a)	2,075	2,362,035
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43(a)	750	804,390
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(b)	6,405	6,900,491
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 8/01/34	3,000	3,256,170

abfunds.com	AB MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 6/01/47(a)(c)(d)	$730	$547,500
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	530	578,612
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44(a)(b)	1,200	1,277,208
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41(a)	100	119,148
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	160,161
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47(a)	250	272,795
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.50%, 9/01/46(a)	1,000	1,082,750
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	100	116,240
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/36	2,705	2,866,488

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/30-8/01/40	$6,215	$7,257,006
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31(a)	1,000	1,104,610
San Francisco City & County Redevelopment Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) NATL Series 2016C 5.00%, 8/01/41	1,250	1,424,525
San Joaquin County Transportation Authority (San Joaquin County Transportation Authority Sales Tax) Series 2017 5.00%, 3/01/36-3/01/37	5,500	6,522,065
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	1,450	1,598,987
Series 2014B 5.25%, 1/15/44	1,000	1,095,180
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43(a)	1,685	1,684,994
State of California Series 2016 4.00%, 9/01/33-9/01/35	18,000	19,524,270
University of California CA Revenues 5.00%, 5/15/33(e)	1,000	1,162,740
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42(a)	3,375	3,678,075

		118,749,334

Colorado – 1.1%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/37(a)	5,000	5,181,300
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,910	6,371,275

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	$2,910	$3,117,367
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	1,150	1,324,973
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/50(a)(b)	1,000	1,053,680
Copperleaf Metropolitan District No 2 Series 2015 5.75%, 12/01/45(a)	1,000	1,054,390
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,101,700
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40(a)(b)	1,500	1,555,035
Prairie Center Metropolitan District No 3 Series 2017A 5.00%, 12/15/41(a)(b)	1,350	1,360,732
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	200	219,166
Sterling Ranch Community Authority Board Series 2015A 5.75%, 12/01/45(a)	1,000	997,180

		23,336,798

Connecticut – 4.4%
Connecticut State Health & Educational Facility Authority (Quinnipiac University) Series 2015L 5.00%, 7/01/45	5,750	6,439,943
Connecticut State Health & Educational Facility Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/46-9/01/53(b)	2,475	2,531,298

16 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2013A 5.00%, 10/15/24	$5,000	$5,723,050
Series 2013E 5.00%, 8/15/31(e)	1,000	1,113,330
Series 2015F 5.00%, 11/15/25-11/15/32	7,070	8,208,410
Series 2016B 5.00%, 5/15/22	3,875	4,385,686
Series 2016E 5.00%, 10/15/28-10/15/34	12,845	14,835,138
Series 2016F 5.00%, 10/15/31	10,205	11,727,790
Series 2017A 5.00%, 4/15/29-4/15/34	27,300	31,393,800
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	5,000	5,540,500

		91,898,945

Delaware – 0.2%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 9/01/44-9/01/49	2,440	2,597,888
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,399,840

		3,997,728

District of Columbia – 0.2%
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	100	108,395
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	1,420	1,531,115
Series 2016A 5.00%, 6/01/41-6/01/46	1,400	1,510,670
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/35	500	579,390

		3,729,570

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 5.0%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46(a)	$100	$113,359
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	1,100	1,217,073
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/46(a)	435	507,367
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	1,000	1,098,750
Bexley Community Development District Series 2016 4.875%, 5/01/47(a)	1,000	993,030
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(a)(b)	1,400	1,501,010
6.00%, 7/01/45-7/01/50(a)(b)	4,015	4,319,316
Central Florida Expressway Authority Series 2016B 5.00%, 7/01/34	5,500	6,351,730
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,507,723
City of Lakeland FL (Lakeland Regional Medical Center Obligated Group) Series 2015 5.00%, 11/15/40	5,610	6,246,454
City of Tampa FL Solid Waste System Revenue Series 2013 5.00%, 10/01/21	3,000	3,359,970
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	10,000	11,367,200

18 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 10/01/31	$1,100	$1,269,840
Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(a)(b)	1,400	1,352,666
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35-6/01/45(a)(b)	4,900	3,968,348
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/34-10/01/36	9,650	11,233,403
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/28-10/01/30	5,450	6,544,091
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 5/01/32(a)	1,670	1,663,955
Martin County Health Facilities Authority (Martin Memorial Medical Center, Inc.) Series 2012 5.50%, 11/15/32-11/15/42	1,950	2,149,199
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	1,150	1,178,348
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	2,885	3,144,361
Series 2014 5.00%, 11/15/39	2,000	2,162,320
Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	4,000	4,554,880
Series 2016A 5.00%, 7/01/32-7/01/33	8,150	9,460,916

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40 (Pre-refunded/ETM)	$80	$97,386
Series 2015A 5.00%, 10/01/28-10/01/40	3,600	4,075,776
Series 2015C 5.00%, 10/01/35-10/01/40	2,750	3,031,492
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/24	3,000	3,535,410
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	3,765	4,235,361
Volusia County School Board COP Series 2014B 5.00%, 8/01/31	1,625	1,877,915

		105,118,649

Georgia – 1.8%
Cedartown Polk County Hospital Authority Series 2016 5.00%, 7/01/39	4,000	4,391,600
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	1,390	1,561,095
Series 2014A 5.00%, 1/01/33	1,820	2,120,173
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/31	2,500	2,931,575
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/34-7/01/36	10,710	12,235,206
Fulton County Development Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016A 5.00%, 7/01/32	2,000	2,311,840
Gwinnett County Development Authority (Board of Regents of the University System of Georgia Lease) Series 2017A 5.00%, 7/01/32-7/01/37	10,855	12,622,621

		38,174,110

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	$200	$225,092

Illinois – 12.9%
Chicago Board of Education Series 2011A 5.00%, 12/01/41	1,170	1,155,434
Series 2012A 5.00%, 12/01/42	5,630	5,558,443
Series 2015C 5.25%, 12/01/35-12/01/39	10,315	10,169,661
Series 2015E 5.125%, 12/01/32	1,000	993,210
Series 2016B 6.50%, 12/01/46	1,900	2,156,348
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	1,665	1,866,765
Series 2016B 5.00%, 1/01/34	5,000	5,762,150
Series 2016C 5.00%, 1/01/35-1/01/38	9,250	10,577,405
Series 2017B 5.00%, 1/01/35-1/01/37	33,445	38,752,937
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/23	4,285	4,810,127
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008 5.00%, 6/01/18	1,170	1,194,114
City of Chicago IL Series 2008A 5.00%, 1/01/19	525	526,733
Series 2015A 5.00%, 1/01/19	300	308,472
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(a)(f)	1,050	916,682
Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	3,600	3,944,592

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(a)(c)(d)(g)	$3,000	$1,680,000
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	465	459,660
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	419,344
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46(a)	2,495	2,637,340
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/40-12/01/46	3,900	4,282,310
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.20%, 5/15/30(a)	1,079	1,073,345
6.33%, 5/15/48(a)	829	819,882
6.44%, 5/15/55(a)	1,998	1,981,300
Series 2016C 2.00%, 5/15/55(a)(c)(d)(f)	609	33,440
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,853,080
Series 2015 5.25%, 5/15/50	2,000	2,071,660
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/31-2/15/41	14,335	16,122,576
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017A 5.00%, 8/01/42-8/01/47	3,000	3,286,030
Series 2017C 5.00%, 8/01/46	1,000	1,092,890

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	$4,750	$5,167,525
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	6,700	7,587,348
Illinois State Toll Highway Authority Series 2015A 5.00%, 1/01/31-1/01/32	3,125	3,630,843
Series 2015B 5.00%, 1/01/36-1/01/40	5,250	5,980,940
Series 2016A 5.00%, 12/01/32	7,000	8,122,240
Series 2016B 5.00%, 1/01/41	3,450	3,930,516
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	13,300	13,530,090
State of Illinois Series 2012 5.00%, 8/01/21-3/01/31	7,445	7,901,916
Series 2014 5.00%, 5/01/23-5/01/35	16,170	17,332,849
Series 2016 5.00%, 1/01/22-11/01/35	43,960	47,521,473
Series 2017D 5.00%, 11/01/28(h)	10,000	10,919,400
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2016A 4.50%, 3/01/33(a)	4,264	4,094,719
Series 2016B 7.00%, 3/01/33(a)	1,869	1,805,846
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25(a)	1,074	1,109,055
5.00%, 3/01/36(a)	2,963	3,063,801
Series 2015B 6.00%, 3/01/36(a)	986	1,048,927

		271,253,418

Indiana – 0.6%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,061,030

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.50%, 8/15/40-8/15/45	$3,020	$3,182,816
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	1,000	1,079,420
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40-7/01/48	6,980	7,514,389

		12,837,655

Kentucky – 3.0%
Kentucky Economic Development Finance Authority Series 2010A 6.00%, 6/01/30 (Pre-refunded/ETM)	200	223,940
6.375%, 6/01/40 (Pre-refunded/ETM)	1,525	1,722,015
6.50%, 3/01/45 (Pre-refunded/ETM)	1,000	1,132,350
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/34-8/15/46	15,780	17,310,069
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42(a)	1,685	1,768,542
5.50%, 11/15/45(a)	1,000	1,053,340
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 7/01/40-1/01/45	10,335	11,180,653
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	4,325	4,716,629
5.25%, 6/01/41	1,250	1,389,063
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/35(a)	1,750	1,757,857

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.75%, 11/15/45(a)	$3,350	$3,397,201
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/30-10/01/33	15,350	17,784,727

		63,436,386

Louisiana – 2.8%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	2,130	2,192,303
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34-12/01/36	3,400	3,969,498
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010A 6.00%, 10/01/44 (Pre-refunded/ETM)	400	453,580
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/35(a)	2,100	2,323,839
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/34-10/01/44	27,600	31,387,424
Louisiana Public Facilities Authority Series 2016 5.00%, 5/15/47 (Pre-refunded/ETM)(a)	10	12,379
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(a)(d)(g)	2,750	27,500
Series 2014A 7.50%, 7/01/23(a)(d)(g)	1,250	12,500
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) 5.00%, 7/01/47	5,000	5,592,800
Series 2017 5.00%, 7/01/42-7/01/57	7,350	8,149,855
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/47	1,110	1,222,465

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Orleans Aviation Board Series 2017B 5.00%, 1/01/43	$1,000	$1,135,990
Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,670,125

		58,150,258

Maine – 0.3%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(b)	4,630	4,981,186
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	1,000	1,137,470

		6,118,656

Maryland – 0.7%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/33-9/01/36	3,250	3,735,238
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38(a)	1,000	1,073,840
City of Rockville MD (King Farm Presbyterian Retirement Community, Inc.) Series 2017B 5.00%, 11/01/42-11/01/47(h)	4,750	5,156,827
County of Howard MD (Downtown Columbia Project) Series 2017A 4.375%, 2/15/39(a)(b)	1,000	1,011,390
4.50%, 2/15/47(a)(b)	1,200	1,216,512
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 7/01/31	3,245	3,632,031

		15,825,838

Massachusetts – 1.2%
Commonwealth of Massachusetts Series 2016A 5.00%, 3/01/46	2,000	2,289,740

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NATL Series 2000D 1.665%, 12/01/30(i)	$2,525	$2,329,413
NATL Series 2000G 1.635%, 12/01/30(i)	5,000	4,611,450
Massachusetts Development Finance Agency (Lowell General Hospital) Series 2013G 5.00%, 7/01/37	2,550	2,746,222
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	5,000	5,400,100
Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 5.00%, 7/01/31-7/01/41	3,850	4,323,661
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/41-7/01/46	3,980	4,377,698

		26,078,284

Michigan – 5.3%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/32	4,400	4,864,904
5.25%, 7/01/39	4,825	5,349,429
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System) Series 2011C 5.00%, 7/01/41	1,060	1,125,052
Detroit City School District Series 2012A 5.00%, 5/01/31	120	132,793
Great Lakes Water Authority (Great Lakes Water Authority Water Supply System) Series 2016D 5.00%, 7/01/36	25,210	28,113,688

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 5/15/31-5/15/36	$20,100	$20,919,101
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) Series 2014C 5.00%, 7/01/18	1,000	1,022,810
Series 2014C-1 5.00%, 7/01/44	1,750	1,903,598
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) Series 2014D4 5.00%, 7/01/29-7/01/34	2,100	2,355,011
Series 2015D-1 5.00%, 7/01/34	2,000	2,251,560
Series 2015D-2 5.00%, 7/01/34	3,400	3,786,002
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 4.00%, 11/15/35-11/15/36	5,000	5,177,460
5.00%, 11/15/32	3,850	4,407,018
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,267,080
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	8,762,918
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)(b)	2,240	2,484,384
Series 2016 9.00%, 12/01/25(a)(b)(h)(j)	8,970	8,608,240
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	2,000	2,085,240

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	$5,775	$5,726,663

		111,342,951

Minnesota – 0.2%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,154,440
Southern Minnesota Municipal Power Agency Series 2017A 5.00%, 1/01/47	1,780	2,066,117
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,030	1,192,689

		4,413,246

Mississippi – 0.5%
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2016C 5.00%, 8/01/27	7,830	9,544,065

Missouri – 1.4%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/36	2,925	3,208,052
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	105,099
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(a)(b)	1,780	1,743,688
6.00%, 11/15/46(a)(b)	4,400	4,322,736
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) 5.25%, 8/15/39	620	658,428

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016A 5.00%, 8/15/36-8/15/46	$4,060	$4,254,123
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/31	3,240	3,686,148
Missouri State Environmental Improvement & Energy Resources Authority (Union Electric Co.) NATL 1.92%, 9/01/33(i)	1,025	919,835
NATL Series 1992 1.645%, 12/01/22(i)	550	525,377
NATL Series 1998A 1.90%, 9/01/33(i)	3,000	2,692,170
NATL Series 1998B 1.86%, 9/01/33(i)	1,150	1,031,849
St Louis County Industrial Development Authority (St Andrews Resources for Seniors) Series 2015A 5.00%, 12/01/35(a)	2,000	2,108,600
5.125%, 12/01/45(a)	4,500	4,735,305

		29,991,410

Montana – 0.1%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/34	1,085	1,241,924

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	2,975	3,267,911

Nevada – 0.9%
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/40	1,800	2,002,176
Las Vegas Valley Water District Series 2016A 5.00%, 6/01/46	14,000	16,230,340

		18,232,516

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.2%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	$2,940	$3,164,851
Series 2016 5.00%, 1/01/41	1,435	1,641,396

		4,806,247

New Jersey – 9.3%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	1,075	1,208,246
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/32	3,645	4,271,721
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	3,455	3,718,789
Series 2014P 5.00%, 6/15/29	5,000	5,439,550
Series 2014U 5.00%, 6/15/21	3,500	3,826,305
Series 2015X 5.00%, 6/15/21	15,920	17,404,222
Series 2017A 5.00%, 7/01/33	1,640	1,796,456
Series 2017B 5.00%, 11/01/20	7,505	8,120,410
Series 2017D 5.00%, 6/15/33-6/15/42	5,370	5,829,380
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	766,061
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,120,380
Series 2000B 5.625%, 11/15/30	1,475	1,676,264

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 7/01/35-7/01/37	$4,300	$5,013,219
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	100	107,176
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/36-7/01/42	8,645	9,789,956
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27-6/15/30	33,625	37,826,785
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014A 5.00%, 6/15/38	1,000	1,070,210
Series 2015A 5.00%, 6/15/45	8,450	9,011,333
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/27 (Pre-refunded/ETM)(a)	170	197,035
5.00%, 1/01/27-1/01/32	3,330	3,795,328
Series 2015E 5.00%, 1/01/33-1/01/45	15,400	17,603,362
Series 2016A 5.00%, 1/01/33	6,500	7,521,540
Series 2017A 5.00%, 1/01/33-1/01/34	15,000	17,557,950
Series 2017B 5.00%, 1/01/32-1/01/33	13,540	16,235,340
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	13,470	12,912,342

		195,819,360

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Mexico – 0.1%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	$1,060	$1,146,125

New York – 6.4%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/34	2,000	2,105,080
City of Newburgh NY Series 2012A 5.625%, 6/15/34	245	270,206
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/46	9,020	10,174,199
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/34-2/15/36	28,140	33,232,081
Metropolitan Transportation Authority Series 2013E 5.00%, 11/15/32	4,425	5,151,629
Series 2016A 5.00%, 11/15/32	3,440	4,036,702
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32(a)	75	76,416
6.70%, 1/01/49(a)	454	459,880
Series 2014B 5.50%, 7/01/20(a)	287	291,835
Series 2014C 2.00%, 1/01/49(a)(c)(d)(f)	514	87,341
New York City Municipal Water Finance Authority Series 2017E 5.00%, 6/15/36	7,305	8,706,172
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	108,130

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	$1,325	$1,693,138
New York NY GO Series 2013A-1 5.00%, 10/01/28(e)	500	575,935
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/30-12/01/34(b)	4,200	4,638,402
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015A 5.00%, 3/15/35	2,250	2,642,918
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 1.645%, 10/01/36(i)	3,200	2,999,840
XLCA Series 2004A 1.61%, 1/01/39(i)	4,100	3,837,764
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,254,740
Series 2016A 5.00%, 1/01/41	3,800	4,328,846
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41-7/01/46	13,185	14,437,995
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46(a)	1,125	1,146,555
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,344,678
Series 2013178 5.00%, 12/01/33	5,000	5,688,850
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(e)	1,950	2,271,487

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017B 5.00%, 11/15/35	$6,170	$7,419,240
Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(a)(b)(j)	360	328,939
Series 2014B 7.00%, 9/15/44(a)(b)	410	426,921
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27-9/15/37(a)	2,160	2,160,666
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	3,840	4,145,549
Westchester County Local Development Corp. (Westchester County Healthcare Corp./NY) Series 2016 5.00%, 11/01/46	4,230	4,582,401

		134,624,535

North Carolina – 1.3%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/42	4,750	5,410,677
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 7/01/40(a)	5,000	5,255,750
5.00%, 7/01/45(a)	1,000	1,059,300
North Carolina Medical Care Commission (Mission Health System, Inc./NC) Series 2017 5.00%, 10/01/30-10/01/36	10,025	11,922,632
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/30(a)	2,250	2,404,283
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 9/01/37(a)	1,735	1,796,766

		27,849,408

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 3.4%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/37-2/15/41	$10,200	$11,550,072
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	15,375	14,394,229
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 1/15/43(a)(b)	675	696,479
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	7,500	8,531,700
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	6,490	6,936,966
5.25%, 2/15/47	12,860	13,929,823
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47(a)	2,300	2,318,078
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,030	1,091,872
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40(a)	2,500	2,546,225
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	4,840	4,784,921
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	3,820	3,775,688
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)(b)	1,000	1,040,450

		71,596,503

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.1%
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35(a)	$1,125	$1,219,736

Oregon – 0.3%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/19(a)	280	290,996
State of Oregon Series 2017L 5.00%, 8/01/34	4,170	5,042,614

		5,333,610

Pennsylvania – 8.5%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(b)	2,270	2,433,077
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	10,094,089
Cheltenham Township School District Series 2016B 5.00%, 2/15/39	1,780	2,045,327
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,343,796
Series 2017 5.00%, 8/01/29-8/01/31	12,110	14,390,661
AGM Series 2017A 5.00%, 8/01/33-8/01/34	13,000	15,163,410
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/35-10/01/36	5,105	5,973,518
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016A 4.00%, 7/01/35	18,200	18,875,220
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/51(a)	2,200	2,280,410

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45(a)	$180	$188,642
Series 2012 5.25%, 1/01/41(a)	1,000	1,032,730
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/34-7/01/37	14,500	16,967,560
Montgomery County Higher Education & Health Authority (Philadelphia Presbyterian Homes Obligated Group) Series 2017 4.00%, 12/01/48	1,225	1,193,040
5.00%, 12/01/47	1,500	1,646,235
Montgomery County Industrial Development Authority/PA Series 2010 6.50%, 12/01/25 (Pre-refunded/ETM)	200	239,962
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 1/01/30(a)	1,040	1,053,042
5.25%, 1/01/40(a)	4,740	4,762,136
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35(a)	5,135	5,543,386
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	284,684
Series 2016A 5.00%, 3/01/37	1,400	1,558,032
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	1,620	1,745,923
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	2,830	3,203,418

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 5/01/32	$1,000	$1,156,340
Pennsylvania Turnpike Commission Series 2016 5.00%, 6/01/37	4,000	4,472,760
Series 2017B 5.00%, 6/01/35-6/01/36	12,850	14,704,673
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/42	2,000	2,109,640
Philadelphia Gas Works Co. Series 2016 5.00%, 10/01/31-10/01/34	5,300	6,168,824
School District of Philadelphia (The) Series 2015A 5.00%, 9/01/34-9/01/35	2,615	2,872,282
Series 2016F 5.00%, 9/01/33-9/01/36	4,000	4,427,460
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 1/01/51-1/01/57(b)	12,110	12,238,694
Series 2016B 6.08%, 1/01/26(b)	1,070	1,043,721
Series 2016C Zero Coupon, 1/01/36(b)	2,945	1,053,574
Series 2016D Zero Coupon, 1/01/57(b)	61,525	4,157,244
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29-12/01/30	9,880	11,613,017

		178,036,527

Puerto Rico – 0.3%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26(g)	7,195	5,791,975

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	$335	$304,672

		6,096,647

Rhode Island – 0.3%
Rhode Island Health & Educational Building Corp. Series 2011 8.375%, 1/01/46 (Pre-refunded/ETM)	3,150	3,841,835
Rhode Island Health & Educational Building Corp. (City of Woonsocket RI) AGM Series 2017A 5.00%, 5/15/28-5/15/29	2,000	2,352,270

		6,194,105

South Carolina – 0.5%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43(a)	1,000	1,022,640
5.125%, 5/01/48(a)	1,000	1,026,220
South Carolina Public Service Authority Series 2013A 5.00%, 12/01/38	575	633,765
Series 2013B 5.00%, 12/01/38	810	892,782
Series 2014B 5.00%, 12/01/38	1,160	1,282,264
Series 2014C 5.00%, 12/01/36	495	552,702
Series 2016A 5.00%, 12/01/34-12/01/36	4,565	5,197,761

		10,608,134

South Dakota – 1.8%
South Dakota Health & Educational Facilities Authority (Avera Health Obligated Group) Series 2017 5.00%, 7/01/46	15,000	17,017,500

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group) Series 2017 5.00%, 9/01/33-9/01/40	$18,295	$20,910,726

		37,928,226

Tennessee – 1.0%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	8,135	7,982,794
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	4,890	5,199,341
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/40	2,435	2,736,818
Series 2017A 5.00%, 7/01/48	2,335	2,612,772
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.25%, 12/01/42(a)	1,000	1,036,440
5.375%, 12/01/47(a)	800	831,816

		20,399,981

Texas – 7.3%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/41-2/15/46	6,060	6,898,114
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.625%, 8/15/46	2,450	2,465,068
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41 (Pre-refunded/ETM)	120	137,545

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2013 5.00%, 1/01/42	$3,500	$3,813,180
Series 2016 5.00%, 1/01/33-1/01/40	6,855	7,757,026
Central Texas Turnpike System Series 2015C 5.00%, 8/15/37	6,800	7,598,116
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/30	1,965	2,247,764
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	3,155	3,457,533
Series 2015B 5.00%, 7/15/30-7/15/35	2,960	3,234,953
City of San Antonio TX Electric & Gas Systems Revenue Series 2017 5.00%, 2/01/33-2/01/35	9,295	11,047,872
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	530	558,747
Series 2013 6.00%, 8/15/43	1,000	1,159,650
Series 2016A 5.00%, 8/15/34-8/15/36	4,180	4,894,019
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(a)(b)	1,150	1,209,444
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35	1,500	1,631,655
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	3,150	3,348,292
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	5,225	5,488,810
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49(a)	1,700	1,768,170

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 4.00%, 11/01/36	$1,475	$1,484,986
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	4,940	5,465,715
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	297,755
North Texas Tollway Authority Series 2014B 5.00%, 1/01/31	8,975	10,287,683
Series 2015A 5.00%, 1/01/35	7,000	7,983,360
Series 2015B 5.00%, 1/01/34	3,500	4,006,310
Series 2016A 5.00%, 1/01/39	4,000	4,572,200
Series 2017B 5.00%, 1/01/33-1/01/43(h)	7,400	8,464,882
Red River Health Facilities Development Corp. Series 2011A 8.00%, 11/15/46 (Pre-refunded/ETM)(a)	1,790	2,245,609
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44(a)	1,315	1,524,716
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 1/01/32	1,740	1,838,414
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(a)(c)(d)(g)	2,180	501,400
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	200	200,158

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living, Inc.) Series 2017A 6.625%, 11/15/37(a)	$2,500	$2,720,025
Series 2017B-3 3.875%, 11/15/22(a)	1,200	1,201,140
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/41-2/15/48(a)	6,875	7,347,251
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/30	4,000	4,272,520
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/39-11/15/44(a)	5,025	5,345,606
Series 2009B 5.25%, 11/15/45(a)(k)	1,075	1,075,118
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	2,065	2,209,931
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,000	1,223,580
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/40	1,255	1,384,805
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	660	744,896

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	$200	$221,800
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,600	4,168,836
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32(a)	1,200	1,306,644
7.125%, 1/01/46(a)	2,430	2,635,335
Uptown Development Authority Series 2017A 5.00%, 9/01/35	1,015	1,145,377
Viridian Municipal Management District Series 2011 9.00%, 12/01/37 (Pre-refunded/ETM)(a)	75	96,528

		154,688,538

Utah – 0.0%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31(a)	85	93,334
Utah Charter School Finance Authority Series 2010 8.25%, 7/15/46 (Pre-refunded/ETM)(a)	100	106,929
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	107,791

		308,054

Vermont – 0.2%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33(a)	200	212,012
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2016A 5.00%, 12/01/34	1,500	1,708,395

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016B 5.00%, 12/01/37	$1,270	$1,433,195

		3,353,602

Virginia – 0.8%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 3/01/35(a)(b)	1,000	1,028,820
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	1,000	1,120,750
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43(a)	1,030	1,066,390
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	300	325,437
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47(a)	1,955	2,042,369
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	6,790	6,526,344
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(e)	550	637,433
Virginia College Building Authority (Marymount University) Series 2015B 5.25%, 7/01/35(b)	1,000	1,093,440
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.50%, 1/01/42	3,580	3,960,089

		17,801,072

Washington – 1.6%
King County Public Hospital District No 4 Series 2015A 5.00%, 12/01/30(a)	2,235	2,269,039

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port of Seattle WA Series 2015C 5.00%, 4/01/33	$5,035	$5,689,600
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/33-8/15/37	12,990	14,652,422
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(b)	3,550	3,896,800
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/31-1/01/46(b)	2,790	2,985,917
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)(b)	3,215	3,752,645

		33,246,423

West Virginia – 0.1%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004B 1.663%, 2/15/34(i)	850	779,612
West Virginia Hospital Finance Authority (West Virginia University Health System, Inc.) Series 2013A 5.50%, 6/01/44	2,100	2,354,688

		3,134,300

Wisconsin – 3.0%
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	4,155	4,590,236
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) 5.00%, 8/15/52(h)	20,345	22,764,834

abfunds.com	AB MUNICIPAL INCOME SHARES | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(b)	$4,985	$5,749,549
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)(b)	3,335	3,356,711
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	2,060	2,111,624
Series 2016D 4.05%, 11/01/30	720	738,230
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 5/01/42	1,000	1,084,130
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 5/15/37-5/15/47(b)	3,225	3,466,545
Wisconsin Public Finance Authority (Million Air Two LLC Obligated Group) Series 2017B 7.125%, 6/01/41(a)(b)	7,885	7,780,051
Wisconsin Public Finance Authority (Natgasoline LLC) Series 2016 10.00%, 6/30/21(a)(b)	7,718	7,726,761
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 3/01/35(b)	1,550	1,611,008
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44(a)	1,000	1,079,030
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/30(b)	545	572,611

		62,631,320

Total Municipal Obligations (cost $2,048,410,595)		2,100,261,311

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(l)(m)(n) (cost $11,257,852)	11,257,852	$11,257,852

Corporates - Investment Grade – 0.1%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 11/15/17(a)(o)(p) (cost $2,210,000)	2,210	2,210,000

Total Short-Term Investments (cost $13,467,852)		13,467,852

Total Investments – 100.5% (cost $2,061,878,447)		2,113,729,163
Other assets less liabilities – (0.5)%		(10,156,701)

Net Assets – 100.0%		$2,103,572,462

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
USD	13,500	8/25/37	3 Month LIBOR	2.564%	Quarterly/ Semi-Annual	$(163,542)
USD	15,500	11/05/37	3 Month LIBOR	2.626%	Quarterly/ Semi-Annual	(66,378)

						$(229,920)

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $138,209,415 or 6.6% of net assets.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(f)	Illiquid security.

(g)	Restricted and illiquid security.

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PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 02/15/40	12/18/13	$2,886,677	$1,680,000	0.08%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/39	12/09/13	1,973,785	27,500	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/23	7/31/14	868,862	12,500	0.00%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/26	6/26/14	6,847,637	5,791,975	0.28%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/38	5/01/13	2,245,809	501,400	0.02%

(h)	When-Issued or delayed delivery security.

(i)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2017 and the aggregate market value of these securities amounted to $19,727,310 or 0.94% of net assets.

(j)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(k)	Variable rate coupon, rate shown as of October 31, 2017.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	Fair valued by the Adviser.

(p)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of October 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 11/15/17	4/27/17	$900,000	$900,000	0.04%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 11/15/17	6/15/16	865,000	865,000	0.04%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 11/15/17	9/10/17	445,000	445,000	0.02%

As of October 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.1% and 0.0%, respectively.

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,050,620,595)	$2,102,471,311
Affiliated issuers (cost $11,257,852)	11,257,852
Cash	262,796
Cash collateral due from broker	1,825,345
Interest receivable	27,472,895
Receivable for investment securities sold	12,671,096
Receivable for shares of beneficial interest sold	6,157,004
Receivable due from Adviser	62,230
Receivable for variation margin on exchange traded swaps	27,619
Affiliated dividends receivable	3,336

Total assets	2,162,211,484

Liabilities
Payable for investment securities purchased	47,430,722
Dividends payable	6,512,166
Payable for floating rate notes issued*	3,510,000
Payable for shares of beneficial interest redeemed	1,173,306
Other liabilities	12,828

Total liabilities	58,639,022

Net Assets	$2,103,572,462

Composition of Net Assets
Shares of beneficial interest, at par	$1,824
Additional paid-in capital	2,051,452,954
Undistributed net investment income	1,069,495
Accumulated net realized loss on investment transactions	(572,607)
Net unrealized appreciation on investments	51,620,796

$2,103,572,462

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 182,361,039 common shares outstanding)	$11.54

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2017 (unaudited)

Investment Income
Interest	$36,809,948
Dividends—Affiliated issuers	57,473
Other income(a)	15,514	$36,882,935

Expenses
Interest expense	33,464

Total expenses		33,464

Net investment income		36,849,471

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		1,086,097
Swaps		256,924
Net change in unrealized appreciation/depreciation of:
Investments		43,965,457
Swaps		(229,920)

Net gain on investment transactions		45,078,558

Net Increase in Net Assets from Operations		$81,928,029

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,849,471	$54,201,791
Net realized gain on investment transactions	1,343,021	5,613,449
Net change in unrealized appreciation/depreciation of investments	43,735,537	(53,008,165)

Net increase in net assets from operations	81,928,029	6,807,075
Dividends to Shareholders from
Net investment income	(36,853,251)	(54,115,439)
Transactions in Shares of Beneficial Interest
Net increase	391,372,152	601,893,684

Total increase	436,446,930	554,585,320
Net Assets
Beginning of period	1,667,125,532	1,112,540,212

End of period (including undistributed net investment income of $1,069,495 and $1,073,275, respectively)	$2,103,572,462	$1,667,125,532

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Six Months Ended October 31, 2017 (unaudited)

Net increase in net assets from operations		$81,928,029
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities:
Purchases of long-term investments	$(681,804,893)
Purchases of short-term investments	(323,892,962)
Proceeds from disposition of long-term investments	189,606,968
Proceeds from disposition of short-term investments	362,311,292
Net realized gain on investment transactions	(1,343,021)
Net change in unrealized appreciation/depreciation on investment transactions	(43,735,537)
Net accretion of bond discount and amortization of bond premium	6,463,343
Decrease in receivable for investments sold	42,933,343
Increase in interest receivable	(5,528,210)
Decrease in affiliated dividends receivable	16,546
Increase in receivable due from Adviser	(55,318)
Increase in cash collateral due from broker	(1,825,345)
Increase in payable for investments purchased	14,169,666
Decrease in other liabilities	(1,584)
Payments for exchange-traded derivatives settlements	(615)

Total adjustments		(442,686,327)

Net decrease in cash from operating activities		$(360,758,298)

Cash flows from financing activities
Redemptions in shares of beneficial interest, net	396,709,746
Cash dividends paid	(35,249,033)
Repayment of floating rate notes issued	(440,000)

Net increase in cash from financing activities		361,020,713

Net increase in cash		262,415
Net change in cash
Cash at beginning of period		381

Cash at end of period		$262,796

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$33,464

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask

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NOTES TO FINANCIAL STATEMENTS (continued)

price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or

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NOTES TO FINANCIAL STATEMENTS (continued)

pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Alaska	$	– 0	–	$10,468,270		$112,131		$10,580,401
Arizona		– 0	–	33,521,143		5,204,907		38,726,050
California		– 0	–	101,939,231		16,810,103		118,749,334
Colorado		– 0	–	12,134,481		11,202,317		23,336,798
Florida		– 0	–	90,699,598		14,419,051		105,118,649
Illinois		– 0	–	250,989,081		20,264,337		271,253,418
Kentucky		– 0	–	55,459,446		7,976,940		63,436,386
Louisiana		– 0	–	55,774,040		2,376,218		58,150,258
Maryland		– 0	–	12,524,096		3,301,742		15,825,838
Michigan		– 0	–	100,250,327		11,092,624		111,342,951
Missouri		– 0	–	17,081,081		12,910,329		29,991,410
New Jersey		– 0	–	195,622,325		197,035		195,819,360
New York		– 0	–	129,645,982		4,978,553		134,624,535
North Carolina		– 0	–	17,333,309		10,516,099		27,849,408
Ohio		– 0	–	64,995,271		6,601,232		71,596,503
Oklahoma		– 0	–	– 0	–	1,219,736		1,219,736
Oregon		– 0	–	5,042,614		290,996		5,333,610
Pennsylvania		– 0	–	163,176,181		14,860,346		178,036,527
South Carolina		– 0	–	8,559,274		2,048,860		10,608,134
Tennessee		– 0	–	10,548,931		9,851,050		20,399,981
Texas		– 0	–	125,711,552		28,976,986		154,688,538
Utah		– 0	–	107,791		200,263		308,054
Vermont		– 0	–	3,141,590		212,012		3,353,602
Virginia		– 0	–	13,663,493		4,137,579		17,801,072
Washington		– 0	–	23,327,939		9,918,484		33,246,423
Wisconsin		– 0	–	36,939,218		25,692,102		62,631,320
Other		– 0	–	336,233,015		– 0	–	336,233,015
Short-Term Investments:
Investment Companies		11,257,852		– 0	–	– 0	–	11,257,852
Corporates—Investment Grade		– 0	–	– 0	–	2,210,000		2,210,000

Total Investments in Securities		11,257,852		1,874,889,279		227,582,032		2,113,729,163
Other Financial Instruments(a):
Assets
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(229,920)		– 0	–	(229,920	)(b)

Total(b)		$11,257,852		$1,874,659,359		$227,582,032		$2,113,499,243

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value.

(b)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Corporates - Investment Grade			Total
Balance as of 4/30/17	$200,397,233			$1,765,000		$202,162,233
Accrued discounts/(premiums)	225,915			– 0	–	225,915
Realized gain (loss)	432,278			– 0	–	432,278
Change in unrealized appreciation/depreciation	4,525,288			– 0	–	4,525,288
Purchases	31,968,527			445,000		32,413,527
Sales	(12,177,209)			– 0	–	(12,177,209)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/30/17	$225,372,032			$2,210,000		$227,582,032

Net change in unrealized appreciation/depreciation from investments held as of 10/30/17(b)	$4,811,515		$	– 0	–	$4,811,515

As of October 31, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight

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NOTES TO FINANCIAL STATEMENTS (continued)

of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2017, such reimbursement amounted to $15,514.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2017 is as follows:

Fund	Market Value 4/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$14,753	$308,448	$311,943	$11,258	$57

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)...................	$614,855,620	$122,207,207
U.S. government securities......................	66,949,273	66,610,042

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$68,032,417
Gross unrealized depreciation	(16,411,621)

Net unrealized appreciation	$51,620,796

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective

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swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

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NOTES TO FINANCIAL STATEMENTS (continued)

to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2017, the Fund held interest rate swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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NOTES TO FINANCIAL STATEMENTS (continued)

instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the six months ended October 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on exchange traded swaps	$229,920	*

Total				$229,920

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$256,924	$(229,920)

Total		$256,924	$(229,920)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2017:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$79,125,000	(a)

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

Exchange-traded derivatives are not subject to netting arrangements. The Fund did not engage in OTC derivatives transactions for the six months ended October 31, 2017.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017

Shares sold	44,226,320	78,438,285	$506,841,760	$897,745,615

Shares redeemed	(10,079,937)	(26,222,837)	(115,469,608)	(295,851,931)

Net increase	34,146,383	52,215,448	$391,372,152	$601,893,684

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the6 value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal

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NOTES TO FINANCIAL STATEMENTS (continued)

securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce

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NOTES TO FINANCIAL STATEMENTS (continued)

the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to shareholders. A decline in distributions would adversely affect the Fund’s yield. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value.

In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the

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broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes in Connection with Securities Held” for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser on behalf of the Fund. The Fund did not utilize the Facility during the six months ended October 31, 2017.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2017 and April 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$640,741	$2,224,599

Total taxable distributions	$640,741	$2,224,599

Tax-exempt distributions	53,474,698	32,851,908

Total distributions paid	$54,115,439	$35,076,507

As of April 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$6,664,973
Accumulated capital and other losses	(1,898,466	)(a)
Unrealized appreciation/(depreciation)	7,868,097	(b)

Total accumulated earnings/(deficit)	$12,634,604	(c)

(a)	As of April 30, 2017, the Fund had a net capital loss carryforward of $1,898,466. During the fiscal year, the Fund utilized $4,694,188 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2017, the Fund had a net short-term capital loss carryforward of $1,898,466 which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2017, the amount of the Fund’s Floating Rate Notes outstanding was $3,510,000 and the related interest rate was 0.93% to 0.98%. For the six months ended October 31, 2017, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $3,921,304 and 1.63%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current

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NOTES TO FINANCIAL STATEMENTS (continued)

or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. Banking entities subject to the Volcker Rule were required to comply by July 21, 2015 for TOBs established after December 31, 2013, and by July 21, 2017 for TOBs established prior to December 31, 2013.

As of May 31, 2017, the Fund’s investments in residual interest bonds that were required to be compliant with the Volcker Rule by July 21, 2017 were restructured by the required compliance date. These restructurings did not have a material impact on the Fund’s financial position or results of operations.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 11.25	$ 11.59	$ 11.14	$ 10.64	$ 11.22	$ 10.50

Income From Investment Operations
Net investment income(a)	.22	.44	.48	.51	.52	.47
Net realized and unrealized gain (loss) on investment transactions	.29	(.34)	.46	.51	(.59)	.77	†

Net increase (decrease) in net asset value from operations	.51	.10	.94	1.02	(.07)	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.44)	(.49)	(.52)	(.51)	(.52)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(b)	– 0	–

Total dividends and distributions	(.22)	(.44)	(.49)	(.52)	(.51)	(.52)

Net asset value, end of period	$ 11.54	$ 11.25	$ 11.59	$ 11.14	$ 10.64	$ 11.22

Total Return
Total investment return based on net asset value(c)	4.57%	.87%	8.69%	9.73%	(.28)%	11.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,103,572	$1,667,126	$1,112,540	$634,667	$381,668	$205,258
Ratio to average net assets of:
Expenses(d)	.00	%(e)^	.00	%(e)	.01%	.01%	.01%	.03%
Net investment income	3.82	%^	3.85%	4.25%	4.62%	5.03%	4.41%
Portfolio turnover rate	10%	23%	8%	10%	29%	7%

See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00%, .00% and .00%, respectively.

(e)	Amount is less than .005%.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3),

Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III(4), Vice President

Terrance T. Hults(4), Vice President

Matthew J. Norton(4), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Robert “Guy” B. Davidson III, Terrance T. Hults and Matthew J. Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

abfunds.com	AB MUNICIPAL INCOME SHARES | 77

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser

78 | AB MUNICIPAL INCOME SHARES	abfunds.com

is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Fund against a peer universe selected by Broadridge, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level

abfunds.com	AB MUNICIPAL INCOME SHARES | 79

is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

80 | AB MUNICIPAL INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

abfunds.com	AB MUNICIPAL INCOME SHARES | 81

NOTES

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NOTES

abfunds.com	AB MUNICIPAL INCOME SHARES | 83

NOTES

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0152-1017

OCT    10.31.17

SEMI-ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

SEMI-ANNUAL REPORT

December 18, 2017

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the semi-annual reporting period ended October 31, 2017. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB TAXABLE MULTI-SECTOR INCOME SHARES	0.88%	1.54%
Bloomberg Barclays US Aggregate ex-Government Bond Index	2.11%	1.87%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate ex-Government Bond Index, for the six- and 12-month periods ended October 31, 2017.

During the six-month period, the Fund underperformed the benchmark. Security selection detracted from relative performance, primarily because of selections within the banking, consumer non-cyclicals and financials sectors. Yield-curve positioning was also negative, though the Fund’s shorter-than-benchmark duration offset most of those losses, as shorter and intermediate rates rose in the period. Industry allocation did not have a material impact on performance, as gains from the Fund’s lack of exposure to agency mortgage-backed securities (“MBS”) offset negative returns from an exposure to US Treasuries and an overweight in non-agency mortgages.

For the 12-month period, the Fund underperformed the benchmark. Security decisions detracted relative to the benchmark, specifically within the banking, energy and consumer non-cyclicals sectors. Yield-curve positioning contributed to performance, helped by the Fund’s shorter-than-benchmark duration, as rates rose. Industry allocation was also positive, as gains from the Fund’s lack of exposure to agency MBS more than offset losses from an overweight position in non-agency mortgages.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had an immaterial impact on absolute returns during both periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended October 31, 2017. Donald Trump’s US election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets. However, uncertainty regarding the Trump administration’s ability to implement meaningful change increased through the 12-month period. UK prime minister Theresa May surprised investors when she called for a snap parliamentary election in an effort to firm up the UK’s mandate going into Brexit negotiations. However, the results of the vote increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France, as his reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June, the US Federal Reserve (the “Fed”) raised interest rates for the third consecutive quarter, hikes that were well-telegraphed and universally anticipated by markets. Late in the period, the Fed formally confirmed that its balance sheet reduction program would start in October, while the European Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

Emerging-market debt rallied over both periods, helped by a positive global growth story and increasing oil prices. Outside of Europe, developed-market treasury yields generally rose; in the eurozone and UK, yields moved in different directions. Emerging-market local-currency government bonds, developed-market treasuries and investment-grade credit securities all rose in both periods, yet trailed the rally in global high yield. Within high yield, performance was almost uniformly positive, led by the transportation and basic industries sectors, while consumer sectors tended to lag the rising market.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate ex-Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Aggregate ex-Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

NAV Returns
1 Year	1.54%
5 Years	1.27%
Since Inception[1]	2.22%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

NAV Returns
1 Year	1.54%
5 Years	1.29%
Since Inception[1]	2.25%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/15/2010.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,008.80	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,025.21	$	– 0	–	0.00%

*	Expenses equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $140.2

1	All data are as of October 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

October 31, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 55.0%
Industrial – 32.7%
Basic – 0.9%
Barrick North America Finance LLC 4.40%, 5/30/21	$2	$2,141
Dow Chemical Co. (The) 4.25%, 11/15/20	7	7,376
8.55%, 5/15/19	475	521,080
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)	505	545,329
Glencore Funding LLC 3.00%, 10/27/22(a)	225	225,097

		1,301,023

Capital Goods – 4.3%
Boeing Co. (The) 1.65%, 10/30/20	500	496,105
Caterpillar Financial Services Corp. 1.90%, 3/22/19	115	115,186
2.10%, 1/10/20	435	436,462
Series G 1.85%, 9/04/20	315	313,164
Emerson Electric Co. 5.00%, 4/15/19	504	525,359
General Electric Co. Series G 6.00%, 8/07/19	470	503,868
John Deere Capital Corp. 1.25%, 10/09/19	435	429,741
1.463% (LIBOR 3 Month + 0.12%), 7/05/19(b)	465	464,991
1.95%, 6/22/20	100	99,905
Northrop Grumman Corp. 2.08%, 10/15/20	1,000	1,000,080
Rockwell Collins, Inc. 1.95%, 7/15/19	830	830,216
United Technologies Corp. 1.50%, 11/01/19	525	521,062
4.50%, 4/15/20	300	317,634

		6,053,773

Communications - Media – 0.6%
21st Century Fox America, Inc. 4.50%, 2/15/21	105	112,006
Comcast Corp. 5.15%, 3/01/20	78	83,716
5.70%, 7/01/19	502	533,646
RELX Capital, Inc. 8.625%, 1/15/19	25	26,848

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Time Warner Cable LLC 4.00%, 9/01/21	$5	$5,186
8.75%, 2/14/19	40	43,265

		804,667

Communications - Telecommunications – 1.1%
AT&T, Inc.
2.45%, 6/30/20	290	292,935
5.80%, 2/15/19	515	539,782
Deutsche Telekom International Finance BV 1.50%, 9/19/19(a)	560	553,627
Telefonica Emisiones SAU 5.462%, 2/16/21	45	49,159
Verizon Communications, Inc. 3.50%, 11/01/21	95	98,733

		1,534,236

Consumer Cyclical - Automotive – 3.6%
American Honda Finance Corp. 1.20%, 7/12/19	410	405,535
7.625%, 10/01/18(a)	150	158,097
BMW US Capital LLC 1.45%, 9/13/19(a)	190	188,594
1.50%, 4/11/19(a)	375	373,432
Ford Motor Credit Co. LLC 2.425%, 6/12/20	400	401,236
3.336%, 3/18/21	325	333,252
5.875%, 8/02/21	210	234,053
General Motors Co. 2.112% (LIBOR 3 Month + 0.80%), 8/07/20(b)	125	125,474
General Motors Financial Co., Inc. 2.40%, 5/09/19	315	316,332
3.10%, 1/15/19	270	273,356
3.15%, 1/15/20	100	101,849
3.25%, 5/15/18	8	8,063
Harley-Davidson Financial Services, Inc. 2.15%, 2/26/20(a)	435	432,312
2.25%, 1/15/19(a)	155	155,223
Nissan Motor Acceptance Corp. 1.55%, 9/13/19(a)	560	554,736
2.15%, 9/28/20(a)	455	453,831
Toyota Motor Credit Corp. 1.70%, 1/09/19	550	549,725

		5,065,100

Consumer Cyclical - Entertainment – 0.6%
Mattel, Inc. 2.35%, 5/06/19	795	781,533

12 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Marriott International, Inc./MD 6.75%, 5/15/18	$515	$528,570

Consumer Cyclical - Restaurants – 0.2%
McDonald’s Corp. 2.10%, 12/07/18	285	286,094

Consumer Cyclical - Retailers – 1.3%
CVS Health Corp. 2.25%, 12/05/18	825	827,747
Wal-Mart Stores, Inc. 1.75%, 10/09/19	1,000	999,780

		1,827,527

Consumer Non-Cyclical – 9.7%
AbbVie, Inc. 2.00%, 11/06/18	830	831,801
2.50%, 5/14/20	17	17,139
Allergan Funding SCS 2.45%, 6/15/19	210	211,376
3.00%, 3/12/20	610	619,553
Altria Group, Inc. 2.625%, 1/14/20	120	121,517
Amgen, Inc. 5.70%, 2/01/19	790	826,482
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21	579	586,376
Baxalta, Inc. 3.60%, 6/23/22	75	77,661
Becton Dickinson and Co. 2.133%, 6/06/19	100	99,980
2.675%, 12/15/19	783	791,034
Biogen, Inc. 3.625%, 9/15/22	54	56,532
Bunge Ltd. Finance Corp. 8.50%, 6/15/19	1	1,098
Coca-Cola Co. (The) 1.375%, 5/30/19	565	562,531
Conagra Brands, Inc. 1.857% (LIBOR 3 Month + 0.50%), 10/09/20(b)	1,000	1,001,850
Gilead Sciences, Inc. 1.85%, 9/20/19	1,000	999,140
Kraft Heinz Foods Co. 2.80%, 7/02/20	95	96,207
Kroger Co. (The) 2.00%, 1/15/19	385	385,146

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.15%, 1/15/20	$150	$162,366
Laboratory Corp. of America Holdings 2.625%, 2/01/20	430	434,072
Medtronic, Inc. 3.15%, 3/15/22	100	103,086
Molson Coors Brewing Co. 1.45%, 7/15/19	456	451,176
2.25%, 3/15/20(a)	375	375,169
Mylan NV 2.50%, 6/07/19	665	667,607
Mylan, Inc. 2.60%, 6/24/18	26	26,103
PepsiCo, Inc. 2.00%, 4/15/21	1,000	997,500
Procter & Gamble Co. (The) 1.90%, 10/23/20	1,035	1,034,224
Reynolds American, Inc. 4.00%, 6/12/22	100	105,352
Stryker Corp. 2.00%, 3/08/19	560	561,198
Thermo Fisher Scientific, Inc. 2.15%, 12/14/18	575	576,443
Tyson Foods, Inc. 1.868% (LIBOR 3 Month + 0.55%), 6/02/20(b)	475	477,408
2.25%, 8/23/21	210	208,543
2.65%, 8/15/19	158	159,632
4.50%, 6/15/22	30	32,453

		13,657,755

Energy – 4.2%
BP Capital Markets PLC 1.676%, 5/03/19	565	563,892
1.768%, 9/19/19	350	349,464
Canadian Natural Resources Ltd. 5.90%, 2/01/18	3	3,031
Chevron Corp. 1.561%, 5/16/19	565	563,452
Energy Transfer LP 4.65%, 6/01/21	10	10,617
6.70%, 7/01/18	65	66,977
Enterprise Products Operating LLC 2.85%, 4/15/21	410	417,031
5.20%, 9/01/20	55	59,479
Exxon Mobil Corp. 1.708%, 3/01/19	560	560,409
Kinder Morgan Energy Partners LP 2.65%, 2/01/19	385	387,807

14 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.95%, 9/01/22	$99	$103,438
4.15%, 3/01/22	37	38,913
5.30%, 9/15/20	5	5,390
Kinder Morgan, Inc./DE 3.05%, 12/01/19	435	442,591
Marathon Petroleum Corp. 5.125%, 3/01/21	48	51,998
ONEOK, Inc. 4.25%, 2/01/22	92	95,987
Phillips 66 4.30%, 4/01/22	90	96,448
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)	830	833,826
3.00%, 12/21/20(a)	85	86,796
Shell International Finance BV 1.375%, 9/12/19	560	555,750
Williams Partners LP 4.125%, 11/15/20	574	600,140

		5,893,436

Services – 0.6%
eBay, Inc. 2.15%, 6/05/20	830	830,623

Technology – 4.8%
Apple, Inc. 1.70%, 2/22/19	515	515,263
Baidu, Inc. 2.875%, 7/06/22	375	376,144
Broadcom Corp. / Broadcom Cayman Finance Ltd. 2.20%, 1/15/21(a)	200	199,076
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.375%, 1/15/20(a)	795	799,683
Cisco Systems, Inc. 1.60%, 2/28/19	450	449,446
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)	605	604,383
3.60%, 10/15/20(c)	75	77,501
Honeywell International, Inc. 1.418% (LIBOR 3 Month + 0.04%), 10/30/19(b)	1,035	1,034,752
HP, Inc. 3.75%, 12/01/20	8	8,328
4.65%, 12/09/21	23	24,810
IBM Credit LLC 1.625%, 9/06/19	350	348,869

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

International Business Machines Corp. 1.80%, 5/17/19	$100	$100,100
1.95%, 2/12/19	420	421,327
Lam Research Corp. 2.80%, 6/15/21	483	489,487
Oracle Corp. 2.25%, 10/08/19	545	550,346
VMware, Inc. 2.30%, 8/21/20	800	798,160

		6,797,675

Transportation - Services – 0.4%
Ryder System, Inc. 3.45%, 11/15/21	500	516,760

		45,878,772

Financial Institutions – 20.1%
Banking – 15.4%
ABN AMRO Bank NV 1.80%, 9/20/19(a)	495	492,867
American Express Co. 2.20%, 10/30/20	200	199,722
American Express Credit Corp. Series G 2.25%, 8/15/19	830	834,748
Bank of America Corp. 5.00%, 5/13/21	30	32,566
5.625%, 7/01/20	100	108,571
5.875%, 1/05/21	40	44,198
7.625%, 6/01/19	190	206,118
Series G 2.369%, 7/21/21	500	499,495
Bank of America NA 2.05%, 12/07/18	250	250,603
BB&T Corp. 2.15%, 2/01/21	200	199,684
5.25%, 11/01/19	770	817,055
Canadian Imperial Bank of Commerce 2.10%, 10/05/20	1,000	997,140
Capital One Financial Corp. 2.40%, 10/30/20	220	220,158
2.45%, 4/24/19	140	140,872
2.50%, 5/12/20	230	230,948
4.75%, 7/15/21	20	21,545
Capital One NA/Mclean VA 1.85%, 9/13/19	425	422,378
Citibank NA 2.10%, 6/12/20	665	664,175
2.125%, 10/20/20	300	298,980

16 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 2.50%, 7/29/19	$390	$392,652
Discover Bank 2.00%, 2/21/18	370	370,326
3.10%, 6/04/20	255	260,095
Fifth Third Bancorp 3.50%, 3/15/22	53	54,853
Fifth Third Bank/Cincinnati OH 2.20%, 10/30/20	550	550,137
2.30%, 3/15/19	425	427,329
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21	48	47,481
2.60%, 4/23/20	200	201,452
2.625%, 1/31/19	465	468,567
5.75%, 1/24/22	195	218,267
Series D 6.00%, 6/15/20	40	43,690
Series G 7.50%, 2/15/19	350	373,999
HSBC Holdings PLC 4.00%, 3/30/22	150	158,465
5.10%, 4/05/21	65	70,646
JPMorgan Chase & Co. 2.20%, 10/22/19	250	251,147
4.40%, 7/22/20	365	386,418
4.50%, 1/24/22	95	102,509
6.30%, 4/23/19	535	568,341
KeyBank NA/Cleveland OH 1.60%, 8/22/19	370	367,584
2.35%, 3/08/19	500	503,195
Lloyds Banking Group PLC 3.10%, 7/06/21	585	595,799
Manufacturers & Traders Trust Co. 2.05%, 8/17/20	355	354,290
2.30%, 1/30/19	475	476,971
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21	215	218,421
Mizuho Financial Group, Inc. 2.632%, 4/12/21(a)	220	219,941
Morgan Stanley 5.625%, 9/23/19	350	372,214
Series G 2.45%, 2/01/19	900	904,959
5.50%, 7/28/21	102	112,663
PNC Bank NA 1.95%, 3/04/19	580	580,586
2.30%, 6/01/20	250	251,370
2.45%, 11/05/20	250	252,012

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20	$30	$32,025
Royal Bank of Canada 2.15%, 10/26/20	1,025	1,024,785
Santander Holdings USA, Inc. 2.70%, 5/24/19	560	563,651
Toronto-Dominion Bank (The) 1.90%, 10/24/19	1,030	1,029,227
US Bank NA/Cincinnati OH 1.40%, 4/26/19	585	581,630
2.05%, 10/23/20	440	439,833
Wells Fargo & Co. 2.125%, 4/22/19	355	356,299
2.15%, 1/15/19	110	110,360
Wells Fargo Bank NA 1.75%, 5/24/19	600	598,680

		21,574,692

Finance – 1.0%
AIG Global Funding 2.15%, 7/02/20(a)	560	559,530
Synchrony Financial 2.60%, 1/15/19	795	799,579

		1,359,109

Insurance – 2.9%
Berkshire Hathaway Finance Corp. 1.70%, 3/15/19	360	360,058
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	3	3,229
Humana, Inc. 7.20%, 6/15/18	65	67,112
Metropolitan Life Global Funding I 1.75%, 9/19/19(a)	365	363,485
2.05%, 6/12/20(a)	520	519,002
New York Life Global Funding 1.95%, 9/28/20(a)	1,000	996,640
Pricoa Global Funding I 1.45%, 9/13/19(a)	560	553,941
Prudential Financial, Inc. 4.50%, 11/15/20	85	90,624
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	105	105,870
UnitedHealth Group, Inc. 1.70%, 2/15/19	560	559,468
1.95%, 10/15/20	465	464,037
XLIT Ltd. 5.75%, 10/01/21	20	22,241

		4,105,707

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

REITS – 0.8%
American Tower Corp. 2.80%, 6/01/20	$440	$446,129
Healthcare Trust of America Holdings LP 2.95%, 7/01/22	110	110,672
Simon Property Group LP 2.50%, 9/01/20	560	565,371

		1,122,172

		28,161,680

Utility – 2.2%
Electric – 2.2%
Dominion Energy, Inc. Series A 1.875%, 1/15/19	105	104,727
Series B 1.60%, 8/15/19	565	561,553
Edison International 2.125%, 4/15/20	555	554,733
Entergy Corp. 4.00%, 7/15/22	78	82,529
Exelon Corp. 2.45%, 4/15/21	548	548,088
2.85%, 6/15/20	145	147,565
National Rural Utilities Cooperative Finance Corp. 1.65%, 2/08/19	560	558,432
Southern Co. (The) 1.85%, 7/01/19	520	519,199
TECO Finance, Inc. 5.15%, 3/15/20	10	10,615

		3,087,441

Total Corporates – Investment Grade (cost $77,114,250)		77,127,893

ASSET-BACKED SECURITIES – 19.4%
Autos - Fixed Rate – 12.1%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	91	90,659
Series 2016-2, Class A4 1.60%, 1/15/21	1,000	997,035
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	297	296,929
AmeriCredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20	78	77,706

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-3, Class A2A 1.69%, 12/18/20	$1,045	$1,043,542
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)	185	186,205
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)	44	44,305
California Republic Auto Receivables Trust Series 2015-2, Class A3 1.31%, 8/15/19	13	12,970
CarMax Auto Owner Trust 2017-4 Series 2017-4, Class A3 2.11%, 10/17/22	1,350	1,349,504
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)	106	105,654
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)	10	10,378
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(a)	754	754,478
Series 2017-3, Class A3 1.85%, 4/15/20	1,250	1,249,912
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(a)	39	39,005
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(a)	21	21,155
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(a)	12	12,429
Series 2017-2A, Class A 2.11%, 6/15/21(a)	40	39,719
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	1,064	1,063,526
Fifth Third Auto Trust 2017-1 Series 2017-1, Class A2A 1.59%, 4/15/20	400	399,548
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(a)	29	29,071
Series 2016-4, Class A2 1.96%, 2/16/21(a)	105	104,618

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)	$268	$269,911
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22	94	93,803
Series 2017-1, Class A1 2.07%, 5/15/22	175	174,980
Ford Credit Floorplan Master Owner Trust A Series 2017-2, Class A1 2.16%, 9/15/22	1,000	1,001,626
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18	141	141,526
GM Financial Automobile Leasing Trust 2017-3 Series 2017-3, Class A3 2.01%, 11/20/20	1,000	995,846
GM Financial Consumer Automobile Receivables Trust 2017-3 Series 2017-3A, Class A3 1.97%, 5/16/22(a)	1,350	1,347,577
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)	759	758,945
Series 2016-1, Class A1 1.96%, 5/17/21(a)	100	100,065
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20	54	54,189
Hertz Vehicle Financing II LP Series 2016-1A, Class A 2.32%, 3/25/20(a)	1,100	1,098,751
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)	160	159,881
Honda Auto Receivables 2017-3 Owner Trust Series 2017-3, Class A4 1.98%, 11/20/23	400	399,907
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)	30	29,658
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18	32	32,471
Nissan Auto Lease Trust 2017-B Series 2017-B, Class A2A 1.83%, 12/16/19	1,350	1,349,767
Santander Drive Auto Receivables Trust Series 2016-3, Class A2 1.34%, 11/15/19	22	22,109

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

USAA Auto Owner Trust 2017-1 Series 2017-1, Class A4 1.88%, 9/15/22	$1,000	$996,602
Westlake Automobile Receivables Trust Series 2016-2A, Class A2 1.57%, 6/17/19(a)	15	15,171

		16,971,133

Other ABS - Fixed Rate – 2.8%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)	6	5,668
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21	37	37,181
Series 2015-A, Class A4 1.85%, 4/15/21	619	618,881
SBA Tower Trust 3.156%, 10/08/20(a)(d)	67	67,838
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(a)(d)	153	153,856
Series 2017-2, Class A 3.28%, 2/25/26(a)(d)	732	741,099
Series 2017-5, Class A2 2.78%, 9/25/26(a)(d)	1,000	994,373
Verizon Owner Trust 2017-3 Series 2017-3A, Class A1A 2.06%, 4/20/22(a)(d)	1,260	1,260,208

		3,879,104

Credit Cards - Fixed Rate – 2.6%
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21	100	100,001
Cabela’s Credit Card Master Note Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)	120	121,204
Chase Issuance Trust Series 2014-A2, Class A2 2.77%, 3/15/23	105	107,180
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	120	120,569
Series 2016-1, Class A 2.04%, 3/15/22	2,084	2,089,695
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21	185	185,031

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-B, Class A 1.98%, 6/15/23	$1,000	$999,331

		3,723,011

Credit Cards - Floating Rate – 1.0%
American Express Issuance Trust II Series 2013-1, Class A 1.519% (LIBOR 1 Month + 0.28%), 2/15/19(b)	1,200	1,201,151
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.719% (LIBOR 1 Month + 0.48%), 2/15/22(b)	167	167,282

		1,368,433

Autos - Floating Rate – 0.9%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.739% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)	142	142,364
Wells Fargo Dealer Floorplan Master Note Trust Series 2015-1, Class A 1.739% (LIBOR 1 Month + 0.50%), 1/20/20(b)	1,151	1,151,206

		1,293,570

Total Asset-Backed Securities (cost $27,236,291)		27,235,251

GOVERNMENTS – TREASURIES – 16.8%
United States – 16.8%
U.S. Treasury Notes 1.50%, 5/15/20-7/15/20 (cost $23,686,131)	23,680	23,562,445

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.8%
Non-Agency Fixed Rate CMBS – 2.8%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A2 2.962%, 11/10/46	435	438,865
Series 2015-GC29, Class A2 2.674%, 4/10/48	1,000	1,009,612
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46	104	103,989
Series 2014-LC15, Class A2 2.84%, 4/10/47	440	444,595
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)	639	621,496

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13, Class A2 2.665%, 1/15/46	$425	$427,803
Series 2013-C16, Class A2 3.07%, 12/15/46	289	291,155
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)	100	98,734
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46	430	434,028

		3,870,277

Non-Agency Floating Rate CMBS – 1.8%
BX Trust SLCT Series 2017-IMC, Class A 2.30% (LIBOR 1 Month + 1.05%), 10/15/32(a)(b)	1,000	1,002,208
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 2.939% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)	353	354,527
Starwood Retail Property Trust Series 2014-STAR, Class A 2.459% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)	1,100	1,100,075
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 2.589% (LIBOR 1 Month + 1.35%), 6/15/29(a)(b)	128	128,203

		2,585,013

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K011, Class A1 2.917%, 8/25/20	45	45,148
Series K021, Class A1 1.603%, 1/25/22	120	118,432
Series K025, Class A1 1.875%, 4/25/22	180	179,219

		342,799

Total Commercial Mortgage-Backed Securities (cost $6,861,897)		6,798,089

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.0%
Risk Share Floating Rate – 1.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M1 2.488% (LIBOR 1 Month + 1.25%), 10/25/28(b)	$28	$27,865
Series 2016-HQA1, Class M1 2.988% (LIBOR 1 Month + 1.75%), 9/25/28(b)	333	334,127
Series 2016-HQA2, Class M1 2.438% (LIBOR 1 Month + 1.20%), 11/25/28(b)	251	251,054
Federal National Mortgage Association Series 2014-C02, Class 2M1 2.188% (LIBOR 1 Month + 0.95%), 5/25/24(b)	115	115,100
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C02, Class 1M1 3.388% (LIBOR 1 Month + 2.15%), 9/25/28(b)	901	911,270
Series 2016-C03, Class 1M1
3.238% (LIBOR 1 Month + 2.00%), 10/25/28(b)	492	500,187

		2,139,603

Agency Fixed Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs
Series 4029, Class LD 1.75%, 1/15/27	442	434,848
Series 4459, Class CA 5.00%, 12/15/34	169	178,744

		613,592

Total Collateralized Mortgage Obligations (cost $2,741,408)		2,753,195

CORPORATES – NON-INVESTMENT GRADE – 0.8%
Industrial – 0.8%
Consumer Non-Cyclical – 0.8%
Constellation Brands, Inc. 2.00%, 11/07/19 (cost $1,053,523)	1,055	1,053,523

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(e)(f)(g) (cost $1,525,234)	1,525,234	$1,525,234

Total Investments – 99.9% (cost $140,218,734)		140,055,630
Other assets less liabilities – 0.1%		117,975

Net Assets – 100.0%		$140,173,605

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Deutsche Bank AG CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	3.31%	USD 1,500	$(88,967)	$(84,514)	$(4,453)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $22,269,316 or 15.9% of net assets.

(b)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.

(c)	Variable rate coupon, rate shown as of October 31, 2017.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Affiliated investments.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $138,693,500)	$138,530,396
Affiliated issuers (cost $1,525,234)	1,525,234
Receivable for shares of beneficial interest sold	1,408,736
Unaffiliated interest and dividends receivable	644,790
Receivable due from Adviser	2,641
Affiliated dividends receivable	2,341

Total assets	142,114,138

Liabilities
Payable for investment securities purchased	1,053,484
Payable for shares of beneficial interest redeemed	581,135
Dividends payable	216,756
Upfront premiums received on credit default swaps	84,514
Unrealized depreciation on credit default swaps	4,453
Payable for terminated interest rate swaps	191

Total liabilities	1,940,533

Net Assets	$140,173,605

Composition of Net Assets
Shares of beneficial interest, at par	$143
Additional paid-in capital	140,969,686
Distributions in excess of net investment income	(138,499)
Accumulated net realized loss on investment transactions	(490,168)
Net unrealized depreciation on investments	(167,557)

$140,173,605

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 14,253,281 common shares outstanding)	$9.83

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended October 31, 2017 (unaudited)

Investment Income
Interest	$943,030
Dividends—Affiliated issuers	12,726
Other income(a)	3,244

Total investment income		$959,000

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(3,430)
Swaps		22,913
Net change in unrealized appreciation/depreciation of:
Investments		(221,930)
Swaps		(32,777)

Net loss on investment transactions		(235,224)

Net Increase in Net Assets from Operations		$723,776

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$959,000	$2,930,964
Net realized gain on investment transactions	19,483	1,139,697
Net change in unrealized appreciation/depreciation of investments	(254,707)	(1,233,583)

Net increase in net assets from operations	723,776	2,837,078
Dividends to Shareholders from
Net investment income	(946,661)	(3,408,557)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	66,069,083	(232,334,424)

Total increase (decrease)	65,846,198	(232,905,903)
Net Assets
Beginning of period	74,327,407	307,233,310

End of period (including distributions in excess of net investment income of ($138,499) and ($150,838), respectively)	$140,173,605	$74,327,407

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are

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NOTES TO FINANCIAL STATEMENTS (continued)

valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its

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NOTES TO FINANCIAL STATEMENTS (continued)

foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation

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NOTES TO FINANCIAL STATEMENTS (continued)

of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Investment Grade	$	– 0	–	$77,127,893		– 0	–	$77,127,893
Asset-Backed Securities		– 0	–	24,017,877		3,217,374		27,235,251
Governments – Treasuries		– 0	–	23,562,445		– 0	–	23,562,445
Commercial Mortgage-Backed Securities		– 0	–	6,798,089		– 0	–	6,798,089
Collateralized Mortgage Obligations		– 0	–	2,753,195		– 0	–	2,753,195
Corporates – Non-Investment Grade		– 0	–	1,053,523		– 0	–	1,053,523
Short-Term Investments		1,525,234		– 0	–	– 0	–	1,525,234

Total Investments in Securities		1,525,234		135,313,022		3,217,374		140,055,630
Other Financial Instruments(a):
Assets		– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Credit Default Swaps		– 0	–	(88,967)		– 0	–	(88,967)

Total(b)		$1,525,234		$135,224,055		$3,217,374		$139,966,663

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value.

(b)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities			Total
Balance as of 4/30/17	$1,143,675			$5,289		$1,148,964
Accrued discounts/(premiums)	71			– 0	–	71
Realized gain (loss)	331			(137)		194
Change in unrealized appreciation/depreciation	(396)			142		(254)
Purchases	2,327,128			– 0	–	2,327,128
Sales	(253,435)			(5,294)		(258,729)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/17	$3,217,374		$	– 0	–	$3,217,374

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(a)	$(396)		$	– 0	–	$(396)

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”)

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NOTES TO FINANCIAL STATEMENTS (continued)

and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

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NOTES TO FINANCIAL STATEMENTS (continued)

accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended October 31, 2017, such reimbursement amounted to $3,244.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended October 31, 2017 is as follows:

Fund	Market Value 4/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,612	$75,102	$76,189	$1,525	$13

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$49,586,118	$11,416,347
U.S. government securities	38,404,574	14,667,543

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$217,821
Gross unrealized depreciation	(385,378)

Net unrealized depreciation	$(167,557)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended October 31, 2017, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of October 31, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended October 31, 2017, the Fund held credit default swaps for non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the six months ended October 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts			Unrealized depreciation on credit default swaps	$4,453

Total				$4,453

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$22,986	$(28,324)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(73)	(4,453)

Total		$22,913	$(32,777)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended October 31, 2017:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,162,500	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$1,500,000	(b)

(a)	Positions were open for three months during the period.
(b)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table. At October 31, 2017, all derivatives were subjected to netting arrangements.

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Deutsche Bank AG	$88,967	$	– 0	–	$	– 0	–	$	– 0	–	$88,967

Total	$88,967	$	– 0	–	$	– 0	–	$	– 0	–	$88,967	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017

Shares sold	9,073,735	18,115,283	$89,432,269	$179,252,094

Shares redeemed	(2,371,702)	(41,561,169)	(23,363,186)	(411,586,518)

Net increase (decrease)	6,702,033	(23,445,886)	$66,069,083	$(232,334,424)

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended October 31, 2017.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended April 30, 2017 and April 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$3,408,557	$1,951,877

Total distributions paid	$3,408,557	$1,951,877

As of April 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(509,651	)(a)
Unrealized appreciation/(depreciation)	73,034	(b)

Total accumulated earnings/(deficit)	$(436,617	)(c)

(a)	As of April 30, 2017, the Fund had a net capital loss carryforward of $509,651. During the fiscal year, the Fund utilized $611,596 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2017, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund had a net short-term capital loss carryforward of $509,651 which may be carried forward for an indefinite period.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 9.84	$ 9.91	$ 9.97	$ 9.97	$ 9.97	$ 10.17

Income From Investment Operations
Net investment income(a)	.10	.17	.14	.09	.10	.10
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.01)	(.02	)†	.03	.02†	.15†

Net increase in net asset value from operations	.09	.16	.12	.12	.12	.25

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.23)	(.18)	(.12)	(.12)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.31)

Total dividends and distributions	(.10)	(.23)	(.18)	(.12)	(.12)	(.45)

Net asset value, end of period	$ 9.83	$ 9.84	$ 9.91	$ 9.97	$ 9.97	$ 9.97

Total Return
Total investment return based on net asset value(b)	.88%	1.48%	1.26%	1.16%	1.22%	2.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$140,174	$74,327	$307,233	$117,588	$105,158	$67,791
Ratio to average net assets of:
Net investment income	1.95	%^	1.67%	1.44%	.89%	1.04%	1.05%
Portfolio turnover rate	27%	85%	109%	109%	150%	66%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3),
Senior Vice President and Independent Compliance Officer

Douglas J. Peebles(4) ,
Senior Vice President

Paul J. DeNoon(4), Vice President

Scott A. DiMaggio(4), Vice President

Shawn E. Keegan(4), Vice President

Greg J. Wilensky(4), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirtstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

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The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser

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is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Fund against a peer universe selected by Broadridge, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by Broadridge showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level

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is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, the directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors recognized that this information was of limited utility in light of the Fund’s unusual fee arrangement.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

  Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

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NOTES

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AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0152-1017

OCT    10.31.17

SEMI-ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 12, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,003.00	$0	0.00%
Hypothetical**	$1,000	$1,006.85	$0	0.00%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 50/365 (to reflect the since inception period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $8.5

1	All data are as of October 31, 2017. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Global Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 77.9%
Long-Term Municipal Bonds – 77.9%
California – 16.7%
Alameda Corridor Transportation Authority
Series 2016B 5.00%, 10/01/35-10/01/36	$380	$432,441
California Health Facilities Financing Authority (Children’s Hospital Los Angeles)
Series 2017A 5.00%, 8/15/42	235	264,608
California School Finance Authority (Downtown College Prep Obligated Group)
Series 2016 5.00%, 6/01/51(a)	250	254,882
Los Angeles Department of Water & Power WTR
Series 2016A 5.00%, 7/01/41	200	232,540
Oakland Unified School District/Alameda County
Series 2017C 5.00%, 8/01/33	200	240,324

		1,424,795

Georgia – 2.7%
Atlanta Development Authority
Series 2017 2.061%, 12/01/21	230	228,953

Massachusetts – 9.5%
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax)
Series 2017A 5.00%, 7/01/31	205	249,536
Massachusetts Development Finance Agency (Boston Medical Center Corp.)
Series 2015D 5.00%, 7/01/44	135	148,122
Series 2016E 5.00%, 7/01/37	365	408,202

		805,860

Michigan – 2.9%
Grand Rapids Public Schools
AGM Series 2017 5.00%, 5/01/27	200	244,308

Missouri – 2.5%
St. Louis Community College District
Series 2017 4.00%, 4/01/35	200	212,744

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 4.4%
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) 5.00%, 7/15/47	$250	$268,470
New Jersey Health Care Facilities Financing Authority (St. Joseph’s Healthcare System Obligated Group)
Series 2016 5.00%, 7/01/41	100	109,324

		377,794

New York – 6.9%
Housing Development Corp./NY
Series 2017E 1.50%, 5/01/22	230	229,326
Metropolitan Transportation Authority
Series 2016B 5.00%, 11/15/37	205	238,120
New York City Municipal Water Finance Authority
Series 2017B 5.00%, 6/15/31	100	121,542

		588,988

Ohio – 9.0%
Cleveland Department of Public Utilities Division of Water
Series 2017B 5.00%, 1/01/26	200	244,476
County of Cuyahoga/OH (MetroHealth System (The))
Series 2017 5.00%, 2/15/42	280	299,284
Northeast Ohio Regional Sewer District
Series 2017 5.00%, 11/15/27	175	219,985

		763,745

Oregon – 2.6%
Tri-County Metropolitan Transportation District of Oregon
Series 2017 5.00%, 10/01/27	180	221,605

Pennsylvania – 8.5%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) 5.00%, 7/01/34(b)	230	255,081
Philadelphia Authority for Industrial Development
AGM Series 2017 5.00%, 12/01/35	200	229,320

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southeastern Pennsylvania Transportation Authority
Series 2017 5.00%, 3/01/27	$195	$240,638

		725,039

Tennessee – 2.6%
City of Memphis TN Electric System Revenue
Series 2017 5.00%, 12/01/30	180	220,955

Texas – 5.6%
Alamo Community College District
Series 2017 5.00%, 8/15/27	190	236,793
El Paso County Hospital District
Series 2013 5.00%, 8/15/21	220	244,711

		481,504

Wisconsin – 4.0%
Milwaukee Redevelopment Authority
Series 2017 5.00%, 11/15/25	200	240,388
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group)
Series 2016 5.125%, 6/01/48(a)(c)	100	100,651

		341,039

Total Long-Term Municipal Bonds (cost $6,663,560)		6,637,329

Total Municipal Obligations (cost $6,663,560)		6,637,329

	Shares
SHORT-TERM INVESTMENTS – 24.6%
Investment Companies – 24.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(d)(e)(f) (cost $2,099,271)	2,099,271	2,099,271

Total Investments – 102.5% (cost $8,762,831)		8,736,600
Other assets less liabilities – (2.5)%		(209,385)

Net Assets – 100.0%		$8,527,215

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $355,533 or 4.2% of net assets.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 5

PORTFOLIO OF INVESTMENTS (continued)

(b)	When-Issued or delayed delivery security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.1% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,663,560)	$6,637,329
Affiliated issuers (cost $2,099,271)	2,099,271
Interest receivable	56,085
Affiliated dividends receivable	1,073
Receivable due from Adviser	269

Total assets	8,794,027

Liabilities
Payable for investment securities purchased	253,899
Dividends payable	12,913

Total liabilities	266,812

Net Assets	$8,527,215

Composition of Net Assets
Shares of beneficial interest, at par	$9
Additional paid-in capital	8,553,437
Net unrealized depreciation on investments	(26,231)

$8,527,215

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 856,425 common shares outstanding)	$9.96

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 7

STATEMENT OF OPERATIONS

For the period of September 12, 2017(a) to October 31, 2017 (unaudited)

Investment Income
Interest	$14,482
Dividends—Affiliated issuers	1,274
Other income(b)	269

Total investment income		$16,025

Unrealized Loss on Investment Transactions
Net change in unrealized appreciation/depreciation of investments		(26,231)

Net Decrease in Net Assets from Operations		$(10,206)

(a)	Commencement of operations.

(b)	Other income includes a reimbursement for investments in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	September 12, 2017(a) to October 31, 2017 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,025
Net change in unrealized appreciation/depreciation of investments	(26,231)

Net decrease in net assets from operations	(10,206)
Dividends to Shareholders from
Net investment income	(16,025)
Transactions in Shares of Beneficial Interest
Net increase	8,553,446

Total increase	8,527,215

Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $0)	$8,527,215

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”). The Fund commenced operations on September 12, 2017.

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in

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NOTES TO FINANCIAL STATEMENTS (continued)

accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$6,281,796		$355,533		$6,637,329
Short-Term Investments		2,099,271		– 0	–	– 0	–	2,099,271

Total Investments in Securities		2,099,271		6,281,796		355,533		8,736,600

Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$2,099,271		$6,281,796		$355,533		$8,736,600

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions which are valued at market value.

(b)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds			Total
Balance as of 9/12/17^	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(26)			(26)
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(1,608)			(1,608)
Purchases		357,167			357,167
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 10/31/17		$355,533			$355,533

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17(a)		$(1,608)			$(1,608)

^	Commencement of operations.

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 13

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and

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NOTES TO FINANCIAL STATEMENTS (continued)

dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended October 31, 2017, such reimbursement amounted to $269.

A summary of the Fund’s transactions in AB mutual funds for the period ended October 31, 2017 is as follows:

Fund	Market Value 9/12/17(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$5,535	$3,436	$2,099	$1

(a)	Commencement of operations.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$6,670,015		$	– 0	–
U.S. government securities	– 0	–		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$29,634
Gross unrealized depreciation	(3,403)

Net unrealized appreciation	$26,231

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the period ended October 31, 2017.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares	Amount
	September 12, 2017(a) to October 31, 2017 (unaudited)	September 12, 2017(a) to October 31, 2017 (unaudited)

Shares sold	856,425	$8,553,446

Net increase	856,425	$8,553,446

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Fund

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative

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NOTES TO FINANCIAL STATEMENTS (continued)

changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk—There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending April 30, 2018 will be determined at the end of the current fiscal year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables —Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

September 12, 2017(a) to October 31, 2017 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)	.03
Net realized and unrealized loss on investment transactions	(.04)

Net decrease in net asset value from operations	(.01)
Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period	$ 9.96

Total Return
Total investment return based on net asset value(c)	.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 8,527
Ratio to average net assets of:
Net investment income^	1.95%
Portfolio turnover rate	0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3) ,

Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III(4), Senior Vice President

Eric A. Glass(4), Vice President

Matthew J. Norton(4), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expected to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Robert “Guy” B. Davidson III, Eric A. Glass and Matthew J. Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) for an initial two-year period at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser would receive payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at

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each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services To Be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services To Be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser would be compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser (zero) and reviewed information prepared by an analytical service that is not affiliated with the Adviser showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. While the Adviser’s fee arrangements with the Sponsors would vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it would provide to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors would pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level would be the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund would not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio would be zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 25

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

26 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 27

NOTES

28 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0152-1017

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2017